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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Tetra Tech, Inc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 9, 2009

DEAR TETRA TECH STOCKHOLDERS:

        You are cordially invited to attend the Annual Meeting of Stockholders of Tetra Tech, Inc., which will be held at The Westin Pasadena, 191 North Los Robles Avenue, Pasadena, California 91101 on Thursday, February 26, 2009 at 10:00 a.m. Pacific Time.

        Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement.

        In accordance with new U.S. Securities and Exchange Commission (SEC) rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this process will make the proxy distribution process more efficient and less costly and that it will help in conserving natural resources.

        Your vote is extremely important. We appreciate your taking the time to vote promptly. After reading the Proxy Statement, please vote, at your earliest convenience by Internet or telephone, or request a proxy card to complete, sign and return by mail. If you decide to attend the Annual Meeting and would prefer to vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU VOTE (1) BY INTERNET, (2) BY TELEPHONE, (3) REQUEST A PAPER PROXY CARD, TO COMPLETE, SIGN AND RETURN BY MAIL, OR (4) ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

        Thank you for your continued support of Tetra Tech. We look forward to seeing you at the meeting.

Dan L. Batrack Chairman, Chief Executive Officer and President

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the meeting, please vote by Internet or telephone, or request a proxy card to complete, sign and return by mail. Please refer to the section entitled "Voting via the Internet, by Telephone or by Mail" on page 2 of the Proxy Statement for a description of these voting methods.

3475 East Foothill Boulevard
Pasadena, California 91107

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held February 26, 2009

TO OUR STOCKHOLDERS:

        We will hold our 2009 Annual Meeting of Stockholders of Tetra Tech, Inc., a Delaware corporation, on Thursday, February 26, 2009, at 10:00 a.m. Pacific Time at The Westin Pasadena, 191 North Los Robles Avenue, Pasadena, California 91101, for the following purposes:

  (1)
  To elect seven members of our Board of Directors;

  (2)
  To approve our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 85,000,000 to 150,000,000;

  (3)
  To approve the amendment of our 2005 Equity Incentive Plan;

  (4)
  To approve our Executive Compensation Plan;

  (5)
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2009; and

  (6)
  To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

        These items of business are more fully described in the Proxy Statement. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof is December 29, 2008. A list of stockholders entitled to vote at the annual meeting will be available for inspection at our principal executive offices at the address listed above.

        Whether or not you plan to attend the annual meeting, please vote as soon as possible. As an alternative to voting in person at the annual meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled "Voting via the Internet, by Telephone or by Mail", on page 2 of the Proxy Statement. You may revoke a previously delivered proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Janis B. Salin Vice President, General Counsel and Secretary
Pasadena, California January 9, 2009

 INTERNET AVILABILITY OF PROXY MATERIALS

        This year, in accordance with new SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this new rule will make the proxy distribution process more efficient and less costly and that it will help in conserving natural resources.

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3475 East Foothill Boulevard
Pasadena, California 91107

PROXY STATEMENT

        We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors. The proxies are for use at our 2009 Annual Meeting of Stockholders, which we will hold at 10:00 a.m. Pacific Time on Thursday, February 26, 2009 at The Westin Pasadena, 191 North Los Robles Avenue, Pasadena, California 91101. The proxies will remain valid for use at any meetings held upon adjournment of that meeting.

        The Notice of Annual Meeting, this Proxy Statement and our Annual Report for the fiscal year ended September 28, 2008 have been made available to all stockholders entitled to notice and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. The Annual Report is posted at the following website addresses: www.tetratech.com and www.proxyvote.com.

PURPOSE OF MEETING

        The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION

Voting

        Only stockholders of record of our common stock on December 29, 2008, the record date, will be entitled to vote at the annual meeting. Each stockholder of record will be entitled to one vote on each matter for each share of common stock held on the record date. On the record date, there were                 shares of common stock outstanding. A majority of outstanding shares of common stock must be present or represented by proxy at the annual meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. A broker non-vote occurs when a bank, broker or other stockholder of record holding shares for a beneficial owner submits a proxy for the annual meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. In the election of directors, the seven nominees who receive the highest number of affirmative votes will be elected. Stockholders may not cumulate votes in the election of directors. Votes against a candidate and votes withheld from voting for a candidate will have no effect on the election. The proposal to approve the Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of common stock as of the Record Date entitled to vote on this matter at the annual meeting. The other proposals require the approval of the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting. Uninstructed shares are not entitled to vote on these matters and, therefore, broker non-votes do not affect the outcome. Abstentions have the effect of negative votes. If the persons present or represented by proxy at the annual meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the annual meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. The inspector of elections appointed for the annual meeting will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Recommendations of the Board of Directors

        Our Board of Directors recommends that you vote FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR approval of the Restated Certificate of Incorporation (Proposal No. 2), FOR approval of the amendment of our 2005 Equity Incentive Plan (Proposal No. 3), FOR approval of our Executive Compensation Plan (Proposal No. 4), and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2009 (Proposal No. 5).

Voting via the Internet, by Telephone or by Mail

        As an alternative to voting in person at the annual meeting, stockholders whose shares are registered in their own names may vote via the Internet, by telephone or, for those stockholders who receive a paper proxy card in the mail, by mailing a completed proxy card. The Notice of Internet Availability of Proxy Materials provides instructions on how to access your proxy card, which contains instructions on how to vote via the Internet or by telephone. For those stockholders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card. Those stockholders who receive a paper proxy card and voting instructions by mail, and who elect to vote by mail, should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the annual meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR approval of the Restated Certificate of Incorporation (Proposal No. 2), FOR approval of the amendment of our 2005 Equity Incentive Plan (Proposal No. 3), FOR approval of our Executive Compensation Plan (Proposal No. 4), and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2009 (Proposal No. 5), and in the discretion of the proxy holders as to any other matters that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

        If your shares are registered in the name of a bank or brokerage firm (your record holder), you will receive instructions from your record holder that must be followed so that your record holder may vote your shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the telephone.

        You may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date or by delivering written notice of revocation of your proxy to our Secretary at our principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the preceding paragraph.

Proxy Solicitation Costs

        We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing the Notice of Internet Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that we may provide to stockholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. In addition, we have retained The Proxy Advisory Group, LLC to assist in obtaining proxies from brokers and nominees of stockholders for the meeting. The estimated cost of such services is $17,000 plus reasonable out-of-pocket expenses. Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram and other means by our directors, officers and employees. No additional compensation will be paid to these individuals for any such services.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

        The names of persons who are nominees for director and their positions with us are set forth in the table below. The proxy holders intend to vote all proxies received by them for the nominees listed below unless otherwise instructed. The authorized number of directors is presently seven. Each of the current directors has been nominated for election by the Board of Directors upon recommendation of the Nominating and Corporate Governance Committee and has decided to stand for re-election.

        Proxies may not be voted for more than seven directors, and stockholders may not cumulate votes in the election of directors. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who may be designated by the Board of Directors to fill the vacancy, if any. As of the date of this proxy statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director. The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting will be elected to the Board of Directors to serve until the next annual meeting of stockholders and until their successors have been elected.

        No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. The nominees do not have any family relationship among themselves or with any of our executive officers.

        The following table presents information concerning the nominees.

Name	Age	Position
Dan L. Batrack	50	Chairman, Chief Executive Officer, President, Director
Hugh M. Grant	72	Director
Patrick C. Haden	55	Director
J. Christopher Lewis	52	Presiding Director
Albert E. Smith	59	Director
J. Kenneth Thompson	57	Director
Richard H. Truly	71	Director

Business Experience of Nominees

        Mr. Batrack joined our predecessor in 1980 and was named Chairman in January 2008. He has served as our Chief Executive Officer and as a director since November 2005, and as our President since October 2008. Mr. Batrack has acted in numerous capacities for us over the last 28 years, including project scientist, project manager, operations manager, senior vice president and president of an operating unit. He has managed complex programs for many small and Fortune 500 customers, both in the United States and internationally. Mr. Batrack holds a B.A. degree in Business Administration from the University of Washington.

        Mr. Grant joined our Board in January 2003. He spent approximately 38 years with Ernst & Young LLP (Arthur Young & Company before its 1989 merger with Ernst & Whinney) where, among other things, he was Vice-Chairman and Regional Managing Partner—Western United States. Mr. Grant retired from Ernst & Young in 1996. Mr. Grant also serves as a director and Chairman of the Audit Committee of Inglewood Park Cemetery, a non-profit entity.

        Mr. Haden has been a member of our Board since December 1992. Mr. Haden is a general partner of Riordan, Lewis & Haden, a Los Angeles-based partnership that invests in high-growth middle market companies, since 1987. In addition, he serves as a director of TCW Strategic Income Fund, Inc., a diversified, closed-end management investment company, and The TCW Funds, a registered investment company. Mr. Haden also serves as a director of several privately-held companies.

        Mr. Lewis has been a member of our Board since February 1988. He currently serves as the Presiding Director of our Board and, as such, chairs the executive sessions of the Board meetings. Mr. Lewis has been a general partner of Riordan, Lewis & Haden since 1982. Mr. Lewis also serves as a director of SM&A, a provider of management consulting, proposal management and program support services, and several privately-held companies.

        Mr. Smith has been a member of our Board since May 2005. He served as Chairman from March 2006 to January 2008, after having served as Vice Chairman since September 2005. Mr. Smith is a former member of the Secretary of Defense's Defense Science Board, serving from 2002 to 2005. He was an Executive Vice President of Lockheed Martin and President of its Integrated Systems & Solutions business until 2004. From 1999 to 2003, Mr. Smith was Executive Vice President of Lockheed Martin's Space Systems Company. Prior to that, Mr. Smith was President of Government Systems at Harris Corporation. He has also worked for the Central Intelligence Agency, where he received the Intelligence Medal of Merit. Mr. Smith also serves as a director of the Curtiss-Wright Corporation, a diversified global provider of highly engineered products and services, and as a director of CDI Corporation, a professional services company.

        Mr. Thompson joined our Board in April 2007. He is the President and Chief Executive Officer of Pacific Star Energy, LLC, a private energy investment firm. He has held this position since 2000. Mr. Thompson also serves as Managing Director for the Alaska Venture Capital Group, LLC, a private oil and gas exploration firm. He was formerly the ARCO (BP) Executive Vice President for the Asia-Pacific Region from 1998 to 2000. In this role, Mr. Thompson led ARCO's Asia-Pacific operating companies. In previous positions, Mr. Thompson was head of ARCO's oil and gas research and technology center and was responsible for global technology strategy and energy technology transfer to more than 20 countries. Mr. Thompson served in various technical and management roles at ARCO from 1974 to 2000. He also currently serves as a director of Alaska Air Group, Inc., a holding company for Alaska Airlines and Horizon Air Industries, and Coeur d'Alene Mines Corporation, a leading primary silver producer that has a strong presence in gold.

        Admiral Truly joined our Board in April 2003. He is the former Executive Vice President of Midwest Research Institute (MRI). Prior to joining MRI in 1997, Admiral Truly was Vice President of the Georgia Institute of Technology, and Director of the Georgia Tech Research Institute, from 1992 to 1997. From 1989 to 1992, he served as eighth Administrator of the National Aeronautics and Space Administration (NASA) under President George H.W. Bush, and prior to that, had a distinguished career in the U.S. Navy and NASA, retiring from the Navy as Vice Admiral. Admiral Truly was an astronaut with NASA and piloted the Columbia, commanded the Challenger and, in 1986, led the investigation of the Challenger accident. Admiral Truly was awarded the Presidential Citizen's Medal, has served on the Defense Policy Board and Army Science Board, and is a member of the National Academy of Engineering. Admiral Truly also serves as a director of Xcel Energy, Inc., an electric power and natural gas utility.

Chairman Emeritus

        Dr. Li-San Hwang has served as our Chairman Emeritus since March 2006. As Chairman Emeritus, Dr. Hwang is invited to attend Board and Board committee meetings, but he does not have voting rights. Chairman Emeritus is an unpaid position; however, we reimburse Dr. Hwang for his attendance-related expenses.

        Dr. Hwang, age 73, joined our predecessor in 1967 and led our acquisition of the Water Management Group of Tetra Tech, Inc., a subsidiary of Honeywell Inc., in March 1988. He served as our Chief Executive Officer from our formation until November 2005. Dr. Hwang has served as an advisor to numerous government and professional society committees and has published extensively in the field of hydrodynamics. He is a graduate of the National Taiwan University, Michigan State University and the California Institute of Technology, holding B.S., M.S. and Ph.D. degrees, respectively, in Civil Engineering, specializing in water resources.

Corporate Governance

        We maintain a corporate governance page on our website, www.tetratech.com, which includes key information about our corporate governance initiatives, including our Corporate Governance Principles, Code of Business Conduct, Finance Code of Professional Conduct, and charters for the committees of our Board. Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of NASDAQ and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

    •
    The Board has adopted clear corporate governance policies;

    •
    A majority of our Board members are independent of us and our management;

    •
    All members of the key Board committees—the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee—are independent;

    •
    The independent members of our Board meet regularly in executive session without the presence of management;

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    We have a clear code of business conduct that applies to our directors, officers and employees;

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    The charters of our Board committees clearly establish their respective roles and responsibilities;

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    We have a hotline available to all employees, and our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal controls or auditing matters;

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    Our Finance Code of Professional Conduct is a code of ethics that applies to our principal executive officer and all members of our finance department, including our principal financial officer and principal accounting officer; and

    •
    Our internal audit control function maintains critical oversight over the key areas of our business and financial processes and controls, and reports directly to our Audit Committee.

Independent Directors

        Upon recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has determined that each member of the Board of Directors other than Messrs. Batrack and Smith is independent under the criteria established by NASDAQ for director independence. The NASDAQ criteria include various objective standards and a subjective test. A member of the Board of Directors is not considered independent under the objective standards if, for example, he is employed by us. Mr. Batrack is not independent because he is an employee, and Mr. Smith is not independent because he was employed by us until January 2008. The subjective test requires that each independent director not have a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        All members of each of our Audit, Compensation, and Nominating and Corporate Governance committees are independent directors. Our Strategic Planning Committee consists of Mr. Smith and two independent directors. In addition, upon recommendation of the Nominating and Corporate Governance Committee, the Board has determined that the members of the Audit Committee meet the additional independence criteria required for audit committee membership under applicable NASDAQ listing standards. As the Presiding Director, Mr. Lewis presides over regular meetings of the independent directors during executive sessions of the Board.

Board Meetings and Committees

        During our fiscal year ended September 28, 2008, our Board of Directors held four meetings. During this period, all of the incumbent directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which each such director served, during the period for which each such director served. Our directors are strongly encouraged to attend the annual meeting of stockholders, and all of our directors attended last year's annual meeting.

        We have four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Strategic Planning Committee. Each of these committees has a written charter approved by the Board of Directors. A copy of each charter can be found under the Investor Relations section of our website at www.tetratech.com. The members of the committees, as of the date of this Proxy Statement, are identified in the following table.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategic Planning Committee
Hugh M. Grant	Chairman	X	X
Patrick C. Haden	X	X	Chairman
J. Christopher Lewis	X	Chairman	X
Albert E. Smith				Chairman
J. Kenneth Thompson		X	X	X
Richard H. Truly		X	X	X

Audit Committee

        The Audit Committee is responsible for reviewing the financial information that will be provided to stockholders and others, reviewing the system of internal controls which management has established; appointing, retaining and overseeing the performance of our independent registered public accounting firm; overseeing our accounting and financial reporting processes and the audits of our financial statements; and pre-approving audit and permissible non-audit services provided by the independent registered public accounting firm. This committee held nine meetings during the last fiscal year. Our Board has determined that Mr. Grant is an "audit committee financial expert" as defined in Item 407(d) of Regulation S-K. Each member of this committee is an independent director and meets each of the other requirements for audit committee members under applicable NASDAQ listing standards.

Compensation Committee

        The Compensation Committee's basic responsibility is to review the performance and development of our management in achieving corporate goals and objectives and to assure that our senior executives are compensated effectively in a manner consistent with our strategy, competitive practice and the requirements of the appropriate regulatory bodies. Toward that end, this committee oversees our compensation and equity plans. This committee held six meetings during the last fiscal year. Each member of this committee is an independent director under the applicable NASDAQ listing standards, an "outside director" as defined in Section 162(m) of the Internal Revenue Code (the "Code") and a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

        The Compensation Committee has the exclusive authority and responsibility to determine all aspects of executive compensation packages for executive officers. The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although the Chief Executive Officer, together with the Human Resources staff, present compensation and benefit proposals to the Compensation Committee. For additional information concerning the Compensation Committee's processes and procedures for consideration and determination of executive officer compensation, see the "Compensation Discussion and Analysis" section of this Proxy Statement.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for overseeing, reviewing and making periodic recommendations concerning our corporate governance policies, and for recommending to the full Board candidates for election to the Board of Directors. The Committee is also responsible for making recommendations to the full Board regarding the compensation of non-employee directors by means of an annual review of the market practices for non-employee directors for companies in our peer group. This committee held four meetings during the last fiscal year. Each member of this committee is an independent director under applicable NASDAQ listing standards.

        Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Board of Directors' policy is to encourage selection of directors who will contribute to our overall corporate goals. The Nominating and Corporate Governance Committee may from time to time review the appropriate skills and characteristics required of board members, including such factors as business experience, prior government service and personal skills in finance, marketing, financial reporting, government contracts and other areas that are expected to contribute to an effective Board of Directors. In evaluating potential candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

        In recommending candidates for election to the Board of Directors, our Nominating and Corporate Governance Committee considers nominees recommended by directors, officers and others, using the same criteria to evaluate all candidates. The Nominating and Corporate Governance Committee reviews each candidate's qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating and Corporate Governance Committee would recommend the candidate for consideration by the full Board of Directors. The Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. To recommend a prospective nominee for the Nominating and Corporate Governance Committee's consideration, stockholders should submit the candidate's name and qualifications to our Secretary in writing at the following address: Tetra Tech, Inc., Attn: Secretary, 3475 East Foothill Boulevard, Pasadena, California 91107.

        When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by our bylaws. In particular, for the Nominating and Corporate Governance Committee to consider a candidate recommended by a stockholder for nomination at the 2010 annual meeting, the recommendation must be delivered or mailed to and received by the Secretary at our principal executive offices on or between October 12, 2009 and November 11, 2009 (or, if the 2010 annual meeting is not held within 30 days of the anniversary of the date of the 2009 annual meeting, no later than the tenth day following the date of our public announcement of the date of the 2010 annual meeting). The recommendation must include the same information as is specified in our bylaws for stockholder nominees to be considered at an annual meeting, including the following:

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    The name and address of the stockholder who intends to make the nomination and of the person to be nominated;

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    A representation that the stockholder is a record holder of our common stock on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice;

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    A description of all arrangements or understandings between the stockholder and the nominee or any other person (naming such person) pursuant to which the nomination is to be made by the stockholder;

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    Information regarding the nominee that would be required to be included in our proxy statement by the rules of the SEC, including the nominee's age, business experience for the past five years and any other directorships held by the nominee; and

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    The consent of the nominee to serve as a director if so elected.

Strategic Planning Committee

        The Strategic Planning Committee is responsible for reviewing management's long-term strategy and making a recommendation to the Board regarding that strategy; reviewing and recommending to the Board certain strategic decisions regarding our exit from existing lines of business and entry into new lines of business; reviewing acquisitions, joint ventures, investments or dispositions of businesses and assets, and the financing of these transactions; reviewing the allocation of corporate resources recommended by management, including their relationship with our long-term business objectives and strategic plans; and assessing the impact of technology on our business strategy and resource allocation. This committee held one two-day meeting during the last fiscal year. Each member of this committee other than Mr. Smith is an independent director under applicable NASDAQ listing standards.

Director Compensation

        This section provides information regarding the compensation policies for non-employee directors and amounts paid and securities awarded to these directors in fiscal 2008.

        During fiscal 2008, cash fees earned by non-employee directors were as follows:

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    Annual retainer of $35,000 for serving on the Board of Directors for the year of Board service beginning upon election at the 2008 Annual Meeting of Stockholders;

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    Additional annual retainer fee of $15,000 for Mr. Lewis for serving as the Presiding Director and for Mr. Grant for serving as the Chairman of the Audit Committee;

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    Additional annual retainer fee of $5,000 for Messrs. Lewis, Haden and Smith for serving as Chairmen of the Compensation Committee, the Nominating and Corporate Governance Committee and the Strategic Planning Committee, respectively;

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    Additional fee of $2,000 per in-person or telephonic Board meeting attended;

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    Additional fee of $2,000 per in-person or telephonic Audit Committee meeting attended; and

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    Additional fee of $1,500 per in-person or telephonic Compensation Committee, Nominating and Corporate Governance Committee or Strategic Planning Committee meeting attended.

        We also reimbursed reasonable out-of-pocket expenses incurred by directors in connection with attending meetings and performing other Board-related services.

        The following chart shows the cash amounts earned by each non-employee director for his services in fiscal 2008:

Non-Employee Director	Board Member Fees	Board Meeting Fees	Committee Chair and Presiding Director Fees	Committee Meeting Fees	Total Amount Paid
Hugh M. Grant	$35,000	$8,000	$15,000	$31,000	$89,000
Patrick C. Haden	$35,000	$8,000	$5,000	$31,000	$79,000
J. Christopher Lewis	$35,000	$6,000	$20,000	$24,000	$85,000
Albert E. Smith	$35,000	$4,000	$5,000	$1,500	$45,500
J. Kenneth Thompson	$35,000	$8,000	$0	$16,500	$59,500
Richard H. Truly	$35,000	$8,000	$0	$16,500	$59,500

        Under our 2003 Outside Director Stock Option Plan, each of our non-employee directors receives an "annual grant" option to purchase 8,000 shares of our common stock. On February 29, 2008, each of Messrs. Grant, Haden, Lewis, Smith, Thompson and Truly received such an option at an exercise price of $18.87 per share, the fair market value (closing price) of a share of our common stock on the date of grant. Each option vests and becomes exercisable in full on the first anniversary of the grant date if the director has not ceased to be a director prior to such date. Shares underlying the options granted under the 2003 Outside Director Stock Option Plan have a term of ten years measured from the grant date, and vest immediately in full upon certain changes in our control or ownership or upon the optionee's death, disability or retirement while a member of the Board. Although non-employee directors are eligible to participate in our 2005 Equity Incentive Plan, they will receive option grants under only the 2003 Outside Director Stock Option Plan until the termination of that plan.

        Pursuant to a pre-existing policy adopted by our Board, each of our non-employee directors also receives an annual award of 1,500 shares of restricted stock under our 2005 Equity Incentive Plan. These shares are awarded concurrently with the annual grants of restricted stock to our executive officers in accordance with our Executive Compensation Policy. On November 16, 2007 and November 14, 2008, each of Messrs. Grant, Haden, Lewis, Smith, Thompson and Truly received such an award. The shares of restricted stock vest in equal installments over three years beginning as of the award date. The number of vested shares in each installment (from 0% to 120%) is based on the percentage growth in our earnings per share from the base year, using the same calculation that is used to determine the vesting of restricted stock awards to executive officers under our Executive Compensation Policy. Accordingly, based on the percentage growth in our earnings per share in fiscal 2008, 120% of the first 500-share installment of the 2007 restricted stock award, or 600 shares, vested on November 14, 2008. All unvested shares will be forfeited upon a director's departure from the Board. For additional information concerning the vesting of restricted stock, please refer to the "Compensation Discussion and Analysis" section of this Proxy Statement.

        Our non-employee directors receive no other form of remuneration, perquisites or benefits.

        The following table provides information as to compensation for services of the non-employee directors during fiscal 2008.

Director Compensation

Non-Employee Director	Fees earned or paid in cash ($)	Option awards ($)(1)	Restricted stock awards ($)(2)	Total ($)
Hugh M. Grant	89,000	51,850	12,022	152,872
Patrick C. Haden	79,000	51,850	12,022	142,872
J. Christopher Lewis	85,000	51,850	12,022	148,872
Albert E. Smith(3)	45,500	60,068	142,247	247,815
J. Kenneth Thompson	59,500	41,577	12,022	113,099
Richard H. Truly	59,500	51,850	12,022	123,372

    (1)
    The amounts reflect the dollar amount of expense recognized for financial statement reporting purposes for the fiscal year ended September 28, 2008, in accordance with Financial Accounting Standards Board Statement 123R ("Share-Based Payment"), or FAS 123R, of stock option awards issued pursuant to the 2003 Outside Director Stock Option Plan and thus include amounts from outstanding stock option awards granted during and prior to fiscal 2008. Assumptions used in the calculation of these amounts are included in the notes to our audited consolidated financial statements for the fiscal year ended September 28, 2008, as included in our Annual Report on Form 10-K filed with the SEC on November 19, 2008. The amounts shown assume no forfeitures related to service-based vesting conditions. No stock options were forfeited by any of our non-employee directors during the fiscal year. The grant date fair value of the annual option granted on February 29, 2008 to each non-employee director re-elected on that date was $58,800. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that may be recognized by the non-employee directors. For information regarding the number of stock options held by each non-employee director as of September 28, 2008, see the column "Stock Options Outstanding" in the table below.

    (2)
    The amounts reflect the dollar amount of expense recognized for financial statement reporting purposes for the fiscal year ended September 28, 2008, in accordance with FAS 123R, of restricted stock awards issued pursuant to the 2005 Equity Incentive Plan, the first fiscal year in which such awards were granted. For restricted stock awards, fair value is calculated using the closing price on the grant date as if these awards were vested and issued on the grant date. The amounts shown assume no forfeitures related to service-based vesting conditions. No restricted stock awards were forfeited by any of our non-employee directors during the fiscal year. The grant date fair value of the restricted stock awards granted on November 16, 2007 to each non-employee director other than Mr. Smith was $35,520, and such grant date fair value for Mr. Smith was $118,400. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that may be recognized by the non-employee directors. For information regarding the number of shares of restricted stock held by each non-employee director as of September 28, 2008, see the column "Unvested Restricted Stock Outstanding" in the table below.

    (3)
    Mr. Smith served as an employee until January 2008. In connection with his role as Vice Chairman, on September 1, 2005, Mr. Smith received stock options covering 166,667 shares of common stock at an exercise price of $16.88 per share (which vested as to 50,000 shares on September 1, 2006 and as to the balance in 24 equal monthly installments following September 1, 2006). In connection with his role as Chairman, on December 5, 2006,

      Mr. Smith received 20,000 shares of restricted stock (which vested as to 10,000 shares on December 5, 2007 and 5,000 shares on March 1, 2008, and vests as to the balance on December 5, 2009). On November 16, 2007, he received stock options covering 16,750 shares of common stock at an exercise price of $23.68 per share (which vests in four equal annual installments) and 5,000 shares of restricted stock (which vests in three equal annual installments, depending upon our performance).

        Each of the below non-employee directors owned the following number of stock options and shares of unvested restricted stock as of September 28, 2008.

Non-Employee Director	Stock Options Outstanding	Unvested Restricted Stock Outstanding
Hugh M. Grant	50,500	1,500
Patrick C. Haden	24,000	1,500
J. Christopher Lewis	73,380	1,500
Albert E. Smith(1)	143,917	11,500
J. Kenneth Thompson	10,500	1,500
Richard H. Truly	32,000	1,500

    (1)
    For further information concerning Mr. Smith's outstanding stock options and unvested restricted stock, see note 3 to the table above.

Stockholder Communications with the Board of Directors

        Stockholders may communicate with our Board of Directors through our Secretary by writing to the following address: Board of Directors, c/o Secretary, Tetra Tech, Inc., 3475 East Foothill Boulevard, Pasadena, California 91107. Our Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

Recommendation of the Board of Directors

        Our Board of Directors recommends that the stockholders vote FOR the election of each of the nominees listed herein.

 PROPOSAL NO. 2

APPROVAL OF RESTATED CERTIFICATE OF INCORPORATION

        We are requesting that stockholders approve our Restated Certificate of Incorporation (the "Restated Certificate"), which was approved by the Board of Directors, subject to stockholder approval.

General

        On November 10, 2008, the Board declared advisable and unanimously approved the Restated Certificate, the principal purpose of which is to increase the number of authorized shares of our common stock from 85,000,000 to 150,000,000. No increase in the number of shares of our preferred stock, currently 2,000,000 shares, is proposed or anticipated. As more fully set forth below, the Restated Certificate is intended to improve our flexibility in meeting our future needs for unreserved common stock.

        If the Restated Certificate is approved by the stockholders, it will become effective upon its filing with the Delaware Secretary of State. The Restated Certificate is attached to this Proxy Statement as Annex A and incorporated by reference into this Proxy Statement.

        At the close of business on December 1, 2008, of the 85,000,000 shares authorized:

    •
    59,944,907 shares of our common stock were issued and outstanding;

    •
    4,763,048 shares of our common stock were reserved for issuance upon exercise of outstanding stock options; and

    •
    3,506,478 shares of our common stock were reserved for future issuance under our stock benefit plans.

        Accordingly, only 16,785,567 shares were unreserved on December 1, 2008. Further, as indicated in Proposal No. 3, we are proposing to add 2,500,000 shares to our 2005 Equity Incentive Plan.

Reasons For and Possible Effects of the Restated Certificate

        As indicated above, we have only 16,785,567 authorized but unreserved and unissued shares of common stock available for future issuance (or 14,285,567 shares assuming the passage of Proposal No. 3). This limits the ability of the Board to issue shares of common stock without seeking stockholder approval. Obtaining stockholder approval is a time consuming, expensive process and could delay or prevent us from taking such actions as potential acquisitions of companies or assets, sales of stock or securities convertible into or exercisable for common stock, raising additional capital, stock splits or stock dividends. Our Board believes that the availability of additional authorized shares will provide us with the flexibility in the future to issue shares of our common stock for these corporate purposes so that we have the ability to meet business and financing needs as they arise.

        If the Restated Certificate is approved, 81,785,567 authorized, unreserved and unissued shares of common stock (or 79,285,567 shares assuming the passage of Proposal No. 3) will be available for issue from time to time for such purposes as the Board may approve. Our Board will determine whether, when and on what terms the issuance of shares of our common stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before issuance of the additional shares of our common stock authorized under our Restated Certificate, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of the NASDAQ or any other stock market or exchange on which our common stock may then be listed. The availability of additional shares for issue, without the delay and expense of obtaining the approval of stockholders at a subsequent special meeting, will afford us greater flexibility in acting upon proposed transactions in which shares of common stock may be issued.

        The additional shares of common stock to be authorized by adoption of the Restated Certificate would have rights identical to the currently outstanding shares of our common stock. There are no pre-emptive rights relating to our common stock. Any issuance of additional shares of common stock would increase the number of outstanding shares of common stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly, possibly substantially.

        Stockholders should note, however, that authorized but unissued stock could be issued by the Board for the purpose of countering an unsolicited takeover or other proposal that is opposed by the Board (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction resulting in our acquisition by another company). Accordingly, an effect of the increase in the number of authorized shares may be to deter a future takeover attempt which holders of common stock may deem to be in their best interest or in which holders of common stock are offered a premium for their shares over the market price. The Board is not currently aware of any attempt to takeover or acquire us, and has no current plans to issue additional shares of common stock other than pursuant to the exercise of outstanding stock options, stock options that may be granted in the future under our employee benefit plans, the award of shares of restricted stock under our employee benefit plans, or by means of a possible split of our common stock. In addition, we continuously evaluate the marketplace for strategic acquisition opportunities to position us to address existing and emerging markets. We view acquisitions as a key component of our growth strategy, and we intend to use both securities and cash, as we deem appropriate, to fund these acquisitions. The proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

        The Board believes that the benefits of providing us with the flexibility to issue shares without delay for any purpose outweighs the possible disadvantages discussed above, and that it is prudent and in the best interests of the stockholders to provide the greater flexibility that will result from the approval of the Restated Certificate and the resulting increase in authorized shares.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote FOR the approval of the Restated Certificate of Incorporation.

 PROPOSAL NO. 3

APPROVAL OF AMENDMENT OF THE 2005 EQUITY INCENTIVE PLAN

        We are requesting that stockholders approve the amendment of the Tetra Tech, Inc. 2005 Equity Incentive Plan (the "EIP"), which amendment was approved by the Board of Directors on December 12, 2008, subject to stockholder approval. The EIP was approved by stockholders at the 2006 Annual Meeting.

General

        In March 2006, our stockholders originally approved the adoption of the EIP and a share reserve of 3,000,000 shares plus the remaining shares under our 2002 Stock Option Plan. The EIP amended, restated and renamed the 2002 Stock Option Plan. In order to give us the flexibility to responsibly address our future equity compensation needs, we are requesting that stockholders approve the amendment of the EIP with the following material changes:

    •
    Increase the overall share reserve by 2,500,000 shares;

    •
    Increase the reserve for full-value awards, such as restricted stock, from 750,000 to 1,000,000 shares;

    •
    Add provisions to avoid, to the extent possible, the classification of an award as "deferred compensation" for purposes of Section 409A of the Code;

    •
    Add a performance objective relating to the achievement of a target level of earnings per share;

    •
    Provide for net-exercise and broker-assisted cashless exercise methods to exercise options;

    •
    Provide consistency in the definition of "change in control" between our EIP and the change of control agreements with our executive officers; and

    •
    Eliminate the ability of the Compensation Committee to grant to holders of restricted stock units ("RSUs") the right to receive payments equivalent to dividends or other distributions with respect to shares underlying their RSUs.

        Management, in consultation with the Compensation Committee, has a targeted budget of 1,000,000 shares for issuance under the EIP for fiscal 2009. Despite an expanding work force of 6,800 full-time equivalents at the end of fiscal 2006 to 8,600 full-time equivalents at the end of fiscal 2008, we have maintained long-term equity incentive grants relating to approximately 1,000,000 shares in fiscal 2006, 2007 and 2008. In addition, in fiscal 2008, over 69% of all equity awards were granted to employees below the executive officer level, demonstrating our strong commitment to align not just executive compensation but employee compensation generally with our long-term stock performance and stockholders' interests.

        The 2,500,000 shares to be added to the EIP pursuant to the amendment of the EIP, in combination with the remaining authorized shares and shares added back into the plan from forfeitures, is expected to satisfy our equity compensation needs through the 2012 annual meeting of stockholders.

        The EIP contains the following important features:

    •
    Repricing of stock options is prohibited unless stockholder approval is obtained;

    •
    Stock options and stock appreciation rights ("SARs") must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant;

    •
    The maximum term of stock options and SARs is eight years;

    •
    The EIP has a fixed number of shares authorized for issuance. It is not an "evergreen" plan;

    •
    No more than 1,000,000 shares in the aggregate may be awarded as restricted stock, RSUs, unrestricted grants of shares or other full-value awards;

    •
    The period of restriction for restricted stock and RSUs, if time-based, may not be less than three years and, if based on performance objectives, may not be less than one year; and

    •
    The EIP is intended to restrict the "recycling" of shares, so shares exchanged or withheld to pay the purchase or exercise price of an award or to satisfy tax withholding obligations count against the numerical limits of the EIP.

        As of January     , 2009, the fair market value of a share of our common stock was $            .

Share Reserve

Shares originally authorized under the EIP (including the remaining shares under the 2002 Stock Option Plan) on March 6, 2006 (adoption date)	3,586,216
Shares granted (less available cancellations) and shares expired from March 6, 2006 through December 1, 2008) under the EIP	3,418,138
Remaining shares available for grant as of December 1, 2008 (and estimated to be available on February 25, 2009) under the EIP	168,078
Additional shares being requested under the amendment of the EIP	2,500,000

Total shares available for grant under the amended EIP	2,668,078

        As of the end of fiscal 2008, we had 4,763,048 options outstanding with a weighted average exercise price of $18.90 and a weighted average remaining contractual term of 5.5 years.

        If the amendment of the EIP is approved, the aggregate number of shares of our common stock that will be available for issuance under the EIP would increase to 2,668,078 shares, based on the estimates set forth above. If awards granted under the EIP are forfeited or terminate before being exercised, then the shares underlying those awards will again become available for awards under the EIP.

        As indicated above, no more than 1,000,000 shares in the aggregate may be awarded as restricted stock, RSUs, unrestricted grants of shares or other full-value awards under the EIP. No participant in the EIP may be granted awards during any fiscal year with respect to more than 1,000,000 shares.

        In the event of any dividend or distribution payable in shares, or any stock split, reverse stock split, combination or reclassification of shares, the Compensation Committee will make appropriate adjustments to the number of shares and kind of shares or securities issuable under the EIP (on both an aggregate and per-participant basis). In addition, appropriate adjustments will be made to each outstanding award, to the award limit set forth in the preceding paragraph, and to the exercise price of outstanding options and stock appreciation rights.

Administration

        The Compensation Committee administers the EIP, and has complete discretion, subject to the provisions of the EIP, to select the employees and other participants to receive awards under the EIP and determine the type, size and terms of the awards to be made to each individual selected. The Compensation Committee will also determine the time when the awards will be granted and the duration of any applicable exercise and vesting period, including the criteria for exercisability and vesting.

Eligibility and Types of Awards under the EIP

        The EIP permits the granting of stock options, restricted stock, RSUs and SARs. Our employees (including employee directors and executive officers), non-employee directors and consultants are eligible to participate in the EIP. As of December 1, 2008, approximately 9,200 employees (including employee directors and executive officers) and six non-employee directors were eligible to participate in the EIP.

Options

        The Compensation Committee may grant nonqualified stock options or incentive stock options under the EIP, and may provide for time-based vesting or vesting upon satisfaction of performance goals and/or other conditions. Unless otherwise provided by the Compensation Committee, stock options become exercisable in four equal annual installments commencing on the first anniversary of the date of grant, provided that the recipient's service has not terminated. The stock option exercise price is established by the Compensation Committee and must be at least 100% of the per share fair market value of our common stock on the date of grant. Repricing of stock options is prohibited unless stockholder approval is obtained. Unless the Compensation Committee provides for earlier expiration, stock options will expire eight years after the date of grant. Unless otherwise provided by the Compensation Committee, unvested stock options will expire upon termination of the optionee's service with us, and vested stock options will expire three months following a termination for any reason other than death or disability, and 12 months following a termination for death or disability.

        The exercise price must be paid at the time the shares are purchased. Consistent with applicable laws, regulations and rules, payment of the exercise price of a stock option may be made in cash, by surrendering or attesting to previously acquired shares of our common stock, or by any other method that the Compensation Committee deems appropriate.

Restricted Stock

        The Compensation Committee may award restricted stock under the EIP and determine the number of shares associated with each award. Unless otherwise determined by the Compensation Committee, participants are not required to pay any consideration to us at the time of award. The Compensation Committee may determine the number of shares covered by each restricted stock award, and may provide for time-based vesting or vesting upon satisfaction of performance goals and/or other conditions. The period of restriction, if time-based, may not be less than three years, and if performance-based, may not be less than one year. When the restricted stock award conditions are satisfied, then the participant is vested in the shares and has complete ownership of the shares. If a participant's termination of service occurs before the end of the period of restriction, or any performance objectives are not achieved by the end of the applicable measurement period, then we have the right to repurchase unvested shares from the participant at their original issuance price or other stated or formula price (or to require forfeiture of such shares if issued at no cost).

RSUs

        The Compensation Committee may award RSUs under the EIP. Participants are not required to pay any consideration to us at the time of grant of a RSU. The Compensation Committee may determine the number of shares covered by each RSU award, and may provide for time-based vesting or vesting upon satisfaction of performance goals and/or other conditions. The period of restriction, if time-based, may not be less than three years and, if performance-based, may not be less than one year. When the participant satisfies the vesting conditions of the RSU award, we will deliver to the participant the number of shares specified in the award, or cash equal to the fair market value of the underlying shares, to settle the vested RSUs. If a participant's termination of service occurs before the end of the period of restriction, or any performance objectives are not achieved by the end of the applicable measurement period, then the RSUs granted under the award will be forfeited.

SARs

        The Compensation Committee may grant SARs under the EIP, and determine the number of shares covered by each SAR. The Compensation Committee may provide for time-based vesting or vesting upon satisfaction of performance goals and/or other conditions. Unless otherwise provided by the Compensation Committee, SARs become exercisable in four equal annual installments commencing on the first anniversary of the date of grant, provided that the recipient's service has not terminated. The SAR base price is established by the Compensation Committee and must be at least 100% of the per share fair market value of our common stock on the date of grant. Unless the Compensation Committee provides for earlier expiration, SARs will expire eight years after the date of grant. Unless otherwise provided by the Compensation Committee, unvested SARs will expire upon termination of the participant's service with us and vested SARs will expire three months following a termination for any reason other than death or disability, and 12 months following a termination for death or disability.

        Upon exercise of a SAR, the participant will receive payment from us in an amount determined by multiplying (a) the difference between (i) the fair market value of a share on the date of exercise and (ii) the exercise price times (b) the number of shares with respect to which the SAR is exercised. SARs must be paid in shares of our common stock.

Performance Goals

        Awards under the EIP may be made subject to performance conditions as well as time-vesting conditions. Such performance conditions may be established and administered in accordance with the requirements of Section 162(m) of the Code for awards intended to qualify as "performance-based compensation" thereunder. To the extent that performance conditions under the EIP are applied to awards intended to qualify as performance-based compensation under Section 162(m) of the Code, such performance conditions must utilize one or more objective measurable performance goals as determined by the Compensation Committee based upon one or more factors, including, but not limited to: (i) achieving a target level of revenue and/or revenue, net of subcontractor costs; (ii) achieving a target level of income from operations; (iii) achieving a target level of net income; (iv) achieving a target level of earnings per share; (v) achieving a target return on our capital, assets or stockholders' equity; (vi) maintaining or achieving a target level of appreciation in our stock price; (vii) achieving or maintaining a stock price that meets or exceeds the performance of stock market indices or other benchmarks; (viii) achieving a level of stock price, earnings or income performance that meets or exceeds performance in comparable areas of peer companies; (ix) achieving specified cost reductions; (x) achieving improvements in collection of outstanding accounts receivable or reductions in write-offs; (xi) achieving a target days sales outstanding level; and (xii) achieving a target level of cash flow from operations.

Change of Control

        Unless otherwise provided in the applicable award agreement, outstanding stock options, restricted stock, RSUs and SARs will vest and become immediately exercisable or payable in full in the event of a change of control, which generally consists of one or more of the following events:

    •
    An acquisition by any person of beneficial ownership of securities representing 50% or more of the combined voting power of our voting securities (on one date or during any 12-month period);

    •
    The consummation of a merger, reorganization or consolidation, if our stockholders (together with any trustee or fiduciary acquiring securities under any benefit plan) do not own more than 50% of the combined voting power of the merged company's then-outstanding securities (other than a recapitalization in which no person acquires more than 50% of the combined voting power of our outstanding securities);

    •
    During any two consecutive years, individuals who at the beginning of such period constitute the board cease to constitute at least a majority of the board (excluding any board member whose appointment is approved by at least a majority of the then-incumbent directors, other than in connection with an actual or threatened proxy contest); or

    •
    A sale of all or substantially all of our assets (other than a sale to an entity in which our stockholders own 50% or more of the voting securities of such entity).

Amendment and Termination

        The Board of Directors may amend the EIP at any time and for any reason, provided that any such amendment will be subject to stockholder approval to the extent stockholder approval is required by applicable laws, regulations or rules. The EIP will terminate on the earliest to occur of (i) the date that is ten years after our stockholders approve the EIP; (ii) the date on which all shares available for issuance under the EIP have been issued as fully vested shares; or (iii) the date determined by the Board. The termination or amendment of the EIP will not impair the rights or obligations of any participant under any award previously made under the EIP without the participant's consent.

        The summary of the EIP provided above is a summary of the principal features of the EIP. This summary, however, does not purport to be a complete description of all of the provisions of the EIP. It is qualified in its entirety by reference to the full text of the EIP, which is attached to this Proxy Statement as Annex B.

New Plan Benefits

        All awards to directors, executive officers, employees and consultants are made at the discretion of the Compensation Committee. Therefore, the benefits and amounts that will be received or allocated under the amended Equity Stock Incentive Plan are not determinable at this time. The following table is for illustrative purposes only and provides certain summary information concerning equity awards made in fiscal 2008.

Name and Principal Position	Number of Options Granted	Average Per Share Exercise Price of Options	Number of Shares of Restricted Stock Granted
Dan L. Batrack Chairman, Chief Executive Officer and President	40,000	23.68	10,000
David W. King Executive Vice President and Chief Financial Officer	27,500	23.68	5,000
Sam L. Box(1) President	27,500	23.68	5,000
Donald I. Rogers, Jr. Senior Vice President and President of Remediation and Construction Management	18,500	23.68	3,700
Douglas G. Smith, Senior Vice President and President of Engineering and Architecture Services	21,400	23.68	24,300
Executive Officer Group	254,350	23.68	71,600
Non-Employee Director Group	64,750	20.11	12,500	(2)
Non-Executive Officer Employee Group	646,000	23.62	—

(1)
As of October 3, 2008, Mr. Box was re-assigned to the position of Vice President of Project Risk Management.

(2)
5,000 of these shares were awarded to Mr. Albert E. Smith, our former Chairman, while he served as an executive officer.

Federal Income Tax Consequences

        The following is a brief summary of the federal income tax consequences applicable to awards granted under the EIP based on federal income tax laws in effect on the date of this Proxy Statement.

        This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A) or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, we advise all participants to consult their own tax advisors concerning the tax implications of awards granted under the EIP.

        A recipient of a stock option or SAR will not have taxable income upon the grant of the stock option or SAR. For nonstatutory stock options and SARs, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

        The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.

        For stock grant awards, unless vested or the participant elects to be taxed at the time of grant, the participant will not have taxable income upon the grant, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

        A participant is not deemed to receive any taxable income at the time an award of RSUs is granted. When vested RSUs (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such RSUs (if any).

        At the discretion of the Compensation Committee, the EIP allows a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld, and/or by delivering to us already-owned shares of our common stock.

        If the participant is an employee or former employee, the amount the participant recognizes as ordinary income in connection with an award is subject to withholding taxes (generally not applicable to incentive stock options) and we are allowed a tax deduction equal to the amount of ordinary income recognized by the participant, provided that Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our Chief Executive Officer and to the other covered employees under Code Section 162(m). The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as "performance-based compensation" by complying with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year) and if the material terms of such compensation are disclosed to and approved by the stockholders (e.g., see Performance Goals above). Because of the fact-based nature of the performance-based compensation exception under Code Section 162(m) and the limited availability of binding guidance thereunder, we cannot guarantee that the awards under the EIP will qualify for exemption.

Equity Compensation Plan Information

        The following table provides information as of September 28, 2008 with respect to the shares of our common stock that may be issued under our existing equity compensation plans under which awards may be granted. All of our existing plans have been approved by our stockholders. All of our employees are eligible to participate in the Employee Stock Purchase Plan and the EIP.

	A	B	C
	Number of Securities to be Issued Upon Exercise of Outstanding Options(1)	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders(2)	4,763,048	$18.90	3,506,478	(3)

(1)
Excludes purchase rights currently accruing under our Employee Stock Purchase Plan for the purchase right period that commenced on January 1, 2009 and ends on December 31, 2009.

(2)
Consists of the EIP, the 2003 Outside Director Stock Option Plan and the Employee Stock Purchase Plan. Does not include shares we are proposing to add to the EIP pursuant to Proposal No. 3.

(3)
As of September 28, 2008, an aggregate of 1,225,619 shares, 166,000 shares and 2,114,859 shares of common stock were available for issuance under the EIP, the 2003 Outside Director Stock Option Plan and the Employee Stock Purchase Plan, respectively.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote FOR the approval of the amendment of the Tetra Tech, Inc. 2005 Equity Incentive Plan.

 PROPOSAL NO. 4

APPROVAL OF EXECUTIVE COMPENSATION PLAN

        We are requesting that stockholders approve the Tetra Tech, Inc. Executive Compensation Plan ("ECP"), which was adopted by the Board on November 10, 2008, subject to stockholder approval with respect to current and future covered employees ("covered employees") under Code Section 162(m), and executive officers within the meaning of Rule3b-7 of the Securities Exchange Act of 1934, as amended.

Purpose of the Request for Approval

        The Board believes that a well designed incentive compensation plan for our executive officers is a significant factor in improving our operating and financial performance, thereby enhancing stockholder value. Important elements of such a plan include:

    •
    Objective, measurable factors bearing on reported financial results and other metrics as the basis for any payments made under the ECP; and

    •
    Administrative oversight of the plan by the Compensation Committee.

        The Board also believes that all amounts paid pursuant to such a plan should be deductible by us as a business expense. Code Section 162(m) limits the deductibility of bonuses paid to our Chief Executive Officer and certain other executive officers, unless the plan under which they are paid meets specified criteria, including stockholder approval.

        Briefly, to ensure performance-based bonuses are fully deductible, Code Section 162(m) requires:

    •
    Bonuses to be paid pursuant to an objective formula;

    •
    Certification by the Compensation Committee that the performance goals in the formula have been satisfied; and

    •
    That our stockholders have approved the material terms of the ECP, which include the eligible participants and the individual bonus limit.

        The Board believes the adoption of the ECP to be in the best interest of stockholders and recommends approval with respect to covered employees and executive officers. If the ECP is not approved by our stockholders, bonuses will not be paid to covered employees or executive officers under the ECP.

Purpose of the ECP

        The purpose of the ECP is to motivate and reward eligible employees by making a portion of their cash compensation dependent on the achievement of certain objective performance goals related to our performance. In accordance with our compensation policy that cash compensation should vary with company performance, a substantial part of each executive's total cash compensation may be tied to performance by way of performance-based bonuses under the ECP.

        Because of the fact-based nature of the performance-based compensation exception under Code Section 162(m) and the limited availability of binding guidance thereunder, we cannot guarantee that the awards under the ECP to covered employees will qualify for exemption under Code Section 162(m). However, our intention and that of the Compensation Committee is to administer the EIP in compliance with Code Section 162(m) with respect to covered employees or participants who may become covered employees. If any provision of the ECP does not comply with the requirements of Code Section 162(m), then such provision will be construed or deemed amended to the extent necessary to conform to such requirements. With respect to all other participants, the ECP may be operated without regard to the constraints of Code Section 162(m).

Participants

        Individuals eligible for ECP awards are our executive officers, as designated by the Compensation Committee each plan year. Accordingly, each executive officer who remains employed by us in fiscal 2009 has an interest in Proposal No. 4. The number of executive officers who will participate in the ECP and the amount of ECP awards are not presently determinable.

Administration

        The ECP will be administered by the Compensation Committee, which will have the authority to interpret the ECP, to establish performance targets and to establish the amounts of awards payable under the ECP. The Compensation Committee may delegate, in whole or in part, its administrative authority with respect to the ECP, other than such delegation as would jeopardize compliance with Code Section 162(m).

Maximum Bonus and Payout Criteria

        Bonus payments under the ECP may be made in cash only. The actual amount of future bonus payments under the ECP is not presently determinable. However, the ECP provides that the amount of any award that can be paid under the ECP to any participant during any plan year may not exceed (i) 2.5% of our net income for that plan year in the case of our Chief Executive Officer; and (ii) 1.25% of our net income for that plan year in the case of any other executive officer participating in the plan for that plan year. For purposes of the ECP, "net income" means our net income as set forth in our audited financial statements. The Compensation Committee has the right to specify any adjustments that may be taken into account in determining our net income for any plan year, such as the exclusion of (i) the dilutive effects of acquisitions or joint ventures; (ii) restructuring and/or other nonrecurring charges; (iii) the effects of changes to generally accepted accounting standards; (iv) the impact of any "extraordinary items" as determined by generally accepted accounting principles; and (v) any other unusual, non-recurring gain or loss or other extraordinary item. However, the Compensation Committee must specify such adjustments to net income in writing within 90 days after the beginning of a plan year.

        The Compensation Committee has the discretion to determine the conditions, restrictions or other limitations, in accordance with the ECP and Code Section 162(m), on the payment of awards to participants. Further the Compensation Committee has the discretion to reduce the amount payable under the ECP in accordance with any standards contained in the ECP or on any other basis; provided, that neither the Compensation Committee nor the Board may increase the maximum amount payable under the ECP.

Payment of Awards

        The payment of a bonus for a plan year requires the participant to be employed by us as of the date the bonus is paid. However, the Compensation Committee may make exceptions to this requirement in the case of retirement, death, disability or other circumstances. Prior to the payment of any bonus under the ECP, the Compensation Committee must make a determination, certified in writing, that the payment is consistent with the restrictions set forth in the ECP. The payment of bonuses under the ECP must be made in cash and occur within a reasonable period of time after the end of the plan year to which the award relates. Payment of bonuses under the ECP may also be deferred for payment at a future date under the terms of our Deferred Compensation Plan (see the "Nonqualified Deferred Compensation—Fiscal 2008" table below).

Term and Amendment of ECP

        The ECP is effective with respect to our operations for the plan year beginning September 29, 2008, contingent upon approval by our stockholders at our 2009 annual meeting. The ECP does not have a fixed termination date and may be terminated by the Compensation Committee at any time, provided that such termination will not affect the payment of any award accrued prior to the time of termination. The Compensation Committee may amend or suspend and reinstate the ECP at any time, provided that any such amendment or reinstatement shall be subject to stockholder approval if required by Code Section 162(m), or any other applicable laws, rules or regulations.

        The summary of the ECP provided above is a summary of the principal features of the ECP. This summary, however, does not purport to be a complete description of all of the provisions of the ECP. It is qualified in its entirety by reference to the full text of the ECP, which is attached to this Proxy Statement as Annex C.

New Plan Benefits

        All awards to executive officers are based on actual performance during fiscal 2009 and are made at the discretion of the Compensation Committee. Therefore, the benefits and amounts that will be received or allocated under the ECP are not determinable at this time. The following table is for illustrative purposes only and provides certain summary information concerning maximum dollar amounts of bonus plan benefits that would have hypothetically been payable under the ECP if it had been in effect in fiscal 2008. As such, these hypothetical maximum amounts are not necessarily indicative of the amounts, if any, that will be paid under the ECP for fiscal 2009 performance.

Name and Principal Position	Maximum Dollar Value ($)
Dan L. Batrack Chairman, Chief Executive Officer and President	1,522,650
David W. King Executive Vice President and Chief Financial Officer	761,325
Sam L. Box(1) President	761,325
Donald I. Rogers, Jr. Senior Vice President and President of Remediation and Construction Management	761,325
Douglas G. Smith, Senior Vice President and President of Engineering and Architecture Services	761,325
Executive Officer Group	9,897,225
Non-Executive Director Group	—
Non-Executive Officer Employee Group	—

(1)
As of October 3, 2008, Mr. Box was re-assigned to the position of Vice President of Project Risk Management.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote FOR the approval of the adoption of the Tetra Tech, Inc. Executive Compensation Plan with respect to our executive officers.

 PROPOSAL NO. 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

        We are asking our stockholders to ratify the Audit Committee's appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2009 fiscal year. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders' best interests.

        PricewaterhouseCoopers LLP has audited our consolidated financial statements annually since our 2004 fiscal year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, and will have an opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.

Principal Accountant Fees and Services

        The following is a summary of the fees billed or expected to be billed to us by PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended September 28, 2008 and September 30, 2007:

Fee Category	Fiscal 2008 Fees	Fiscal 2007 Fees
Audit Fees	$2,221,849	$2,547,400
Audit-Related Fees	12,900	601,397
Tax Fees	52,200	64,622
All Other Fees	3,000	3,000

Total Fees	$2,289,949	$3,216,419

         Audit Fees.    Consists of fees billed for professional services rendered for the integrated audit of our consolidated financial statements and of our internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports, and for services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

         Audit-Related Fees.    In fiscal 2008, these fees were related to an accounting consultation. In fiscal 2007, these fees were for audit services of certain subsidiary financial statements, due diligence services related to certain acquisitions and consultations regarding accounting for certain contractual arrangements with customers.

         Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, assistance with tax reporting requirements and audit compliance, mergers and acquisitions tax compliance, and tax advice on international and state tax matters. None of these services were provided under contingent fee arrangements.

         All Other Fees.    These fees were associated with an annual license fee on software in assisting management in performing technical research.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm, subject to limited discretionary authority granted to our Chief Executive Officer. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the 2009 fiscal year.

 OWNERSHIP OF SECURITIES

        The following table sets forth information known to us with respect to beneficial ownership of our common stock at December 1, 2008 by:

    •
    All those persons known by us to own beneficially more than 5% of our common stock;

    •
    Each director and nominee;

    •
    Our Chief Executive Officer, Chief Financial Officer and the three most high compensated executive officers (other than the Chief Executive Officer and Chief Financial Officer) named in the table entitled "Summary Compensation Table—Fiscal 2008" below (the "named executive officers"); and

    •
    All directors and executive officers as a group.

        Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of December 1, 2008 includes shares of common stock that such person or group had the right to acquire on or within 60 days after December 1, 2008, including, but not limited to, upon the exercise of options. References to options in the footnotes of the table below include only options to purchase shares that were exercisable on or within 60 days after December 1, 2008. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 59,944,907 shares of common stock outstanding on December 1, 2008 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after December 1, 2008. Unless otherwise stated, the business address of each of our directors, nominees and executive officers listed in the table below is c/o Tetra Tech, Inc., 3475 E. Foothill Boulevard, Pasadena, California 91107.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Owned
Invesco Ltd.(1)	6,069,555	10.1
Pictet Asset Management SA(2)	4,470,100	7.5
Jeffrey L. Gendell(3)	4,111,627	6.7
Ziff Asset Management, L.P.(4)	3,551,874	5.9
Barclays Global Investors, NA(5)	3,004,311	5.0
Dan L. Batrack(6)	244,165	*
Sam W. Box(7)	162,540	*
Hugh M. Grant(8)	45,600	*
Patrick C. Haden(9)	19,100	*
David W. King(10)	97,362	*
J. Christopher Lewis(11)	96,998	*
Donald I. Rogers, Jr.(12)	65,229	*
Albert E. Smith(13)	146,613	*
Douglas G. Smith(14)	54,785	*
J. Kenneth Thompson(15)	6,600	*
Richard H. Truly(16)	27,100	*
All directors and executive officers as a group (19 persons)(17)	1,635,287	2.7%

*
Less than 1%

(1)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G, dated as of February 9, 2008, jointly filed by AIM Advisors, Inc., AIM Capital Management, Inc., PowerShares Capital Mgmt Ireland LTD, PowerShares Capital Management LLC, Invesco Institutional (N.A.), Inc. and Invesco National Trust Company. The address of these entities is 1360 Peachtree Street NE, Atlanta, GA 30309.

(2)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G/A, dated as of January 9, 2008, filed by Pictet Asset Management SA. The address of this entity is 60 Route Des Acacias, Geneva 73, Switzerland CH-12 11.

(3)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G/A, dated as of February 12, 2008, jointly filed by Tontine Overseas Associates, L.L.C., Tontine Capital Partners, L.P., Tontine Capital Management, L.L.C., Tontine Partners, L.P., Tontine Management, L.L.C. and Jeffrey L. Gendell. The address of these entities and individual is 55 Railroad Avenue, Greenwich, CT 06830.

(4)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G, dated as of February 13, 2008, jointly filed by Ziff Asset Management, L.P., PBK Holdings, Inc., ZBI Equities, L.L.C. and Philip B. Korsant. The address of these entities and individual is 283 Greenwich Avenue, Greenwich, CT 06830.

(5)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G, dated as of January 10, 2008, jointly filed by Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited and Barclays Global Investors (Deutschland) AG. The address of these entities is 45 Fremont Street, San Francisco, CA 94105.

(6)
Includes options to purchase 153,700 shares.

(7)
Includes options to purchase 130,625 shares.

(8)
Includes options to purchase 42,500 shares.

(9)
Includes options to purchase 16,000 shares. The business address of Mr. Haden is c/o Riordan, Lewis & Haden, 10900 Wilshire Boulevard, Suite 850, Los Angeles, CA 90024.

(10)
Includes options to purchase 83,125 shares.

(11)
Includes options to purchase 65,380 shares. The business address of Mr. Lewis is c/o Riordan, Lewis & Haden, 10900 Wilshire Boulevard, Suite 850, Los Angeles, CA 90024.

(12)
Includes options to purchase 52,425 shares.

(13)
Includes options to purchase 123,355 shares.

(14)
Includes options to purchase 26,308 shares and 4,928 shares held in trust.

(15)
Includes options to purchase 2,500 shares. The business address of Mr. Thompson is 1120 Huffman Rd., Suite 24 PMB203, Anchorage, AK 99515.

(16)
Includes options to purchase 24,000 shares.

(17)
Includes options to purchase 1,296,849 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. These persons are required to provide us with copies of all Section 16(a) forms they file. Based solely on our review of these forms and written representations from the executive officers and directors, we believe that all Section 16(a) filing requirements were met during fiscal 2008, other than late filings by the non-employee directors with respect to their initial restricted stock awards due to administrative error, and a late filing by Craig Christensen, Vice President, with respect to a stock transaction due to administrative error. These reports were promptly filed upon discovery that reports covering such transactions were not filed on time.

 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Discussion and Analysis

        This discussion describes Tetra Tech's compensation program for the five named executive officers, namely Tetra Tech's Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO") and the three most highly compensated executive officers (other than the CEO and CFO) in fiscal 2008.

        In this section, we will first cover Tetra Tech's compensation philosophy and objectives, the cornerstone of which is pay for performance. Next, we will review the process the Compensation Committee follows in deciding how to compensate Tetra Tech's named executive officers and provide a brief overview of the components of Tetra Tech's compensation program. Finally, we will engage in a discussion and analysis of the Compensation Committee's specific decisions about the compensation of the named executive officers for fiscal 2008.

Compensation Philosophy and Objectives

        Tetra Tech's executive compensation program is overseen by its Compensation Committee. The basic responsibility of the Compensation Committee is to review the performance and development of Tetra Tech's management in achieving corporate goals and objectives, and to assure that Tetra Tech's executive officers are compensated effectively in a manner consistent with Tetra Tech's strategy, competitive practice, sound corporate governance principles and stockholder interests. The Compensation Committee believes that the compensation programs for Tetra Tech's named executive officers should attract, motivate and retain talented executives responsible for Tetra Tech's success within a framework that rewards performance. Within this overall philosophy, the Compensation Committee adopted an Executive Compensation Policy that is designed to:

    •
    Align the interests of executive officers with those of Tetra Tech's stockholders;

    •
    Attract, motivate, reward and retain top level executives upon whom, in large part, the success of Tetra Tech depends;

    •
    Be competitive with compensation programs for companies of similar size and complexity with which Tetra Tech competes for executive talent, including direct competitors (the "Peer Companies");

    •
    Provide compensation based upon the short-term and long-term performance of both the individual executive and Tetra Tech; and

    •
    Strengthen the relationship between pay and performance by emphasizing variable, at risk compensation that is dependent upon the successful achievement of specified corporate and individual goals.

        The core of Tetra Tech's executive compensation policy is to pay for performance. There are three major components of the compensation of our named executive officers: base salary, variable cash incentive awards, and long-term, equity-based incentive awards. The weighting among the three major components is structured toward the two performance-based components. Consistent with this philosophy, no executive officer has an employment agreement with guaranteed bonuses, special pension arrangements, above-market interest on deferred compensation or severance, although executive officers do have change of control agreements as described under "Potential Payments Upon Termination or Change in Control" below.

Compensation Process

        In its process for deciding how to compensate Tetra Tech's named executive officers, the Compensation Committee considers the competitive market data provided by an independent consultant,

The Analytical Consulting Companies ("Analytical Consulting"), and Tetra Tech's human resources staff. For purposes of evaluating competitive practices, Analytical Consulting identified criteria to select a list of 21 companies that comprised the Peer Companies. The Peer Companies consisted of major engineering and consulting companies, which had a median gross revenue of $2.9 billion. For fiscal 2008, the Peer Companies were as follows:

AECOM Technology Corporation	Jacobs Engineering Group Inc.
Arcadis US	Kleinfelder Engineering
Black & Veatch Corporation	M.A. Mortenson Company
Burns & Roe Enterprises, Inc.	Parsons Brinckerhoff Inc.
Camp Dresser & McKee Inc.	Parsons Corporation
CH2M Hill Companies Ltd.	Perini Corporation
Fluor Corporation	The Shaw Group Inc.
Foster Wheeler Corporation	Stantec Inc.
Granite Construction	Turner Construction Company
HDR, Inc.	URS Corporation
ICF International, Inc.

        For competitive benchmarking purposes, the positions and compensation levels of Tetra Tech's named executive officers were compared to those of their counterparts at the Peer Companies for guidance in determining base salaries, annual cash incentives and total cash compensation. In making its annual compensation decisions for all named executive officers, the Compensation Committee considered the value of each item of compensation that the executives are eligible for, both separately and in the aggregate.

        The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although the Compensation Committee does consider the compensation and benefit proposals made by the CEO. Further, the Compensation Committee considers the input received from the Audit Committee with respect to the CFO. The Compensation Committee reports to the Board of Directors on the major items covered at each Compensation Committee meeting.

        In determining executive compensation, the Compensation Committee also considers, among other factors, the possible tax consequences to Tetra Tech and to its executives. To maintain maximum flexibility in designing compensation programs, the Compensation Committee, while considering tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that are intended to be deductible. Of course, the Compensation Committee will consider alternative forms of compensation, consistent with its compensation goals, which preserve deductibility. In this regard, in November 2008, the Compensation Committee implemented the Tetra Tech, Inc. Executive Compensation Plan ("ECP"), which Tetra Tech's stockholders are being asked to approve at the 2009 Annual Meeting of Stockholders (see Proposal No. 4), with respect to current and future executive officers, and to "covered employees" under Internal Revenue Code Section 162(m) ("Section 162(m)"). The Compensation Committee also awards shares of restricted stock under Tetra Tech's 2005 Equity Incentive Plan ("EIP"), the vesting of which is based on the achievement of growth in Tetra Tech's earnings per share. The cash incentive awards to be paid under the ECP and the restricted stock awarded under the EIP are intended to comply with the exception for performance-based compensation under Section 162(m).

        The Compensation Committee considers the accounting consequences to Tetra Tech and the impact on stockholder dilution related to different compensation decisions; however, neither of these factors by themselves will compel a particular compensation decision.

        The Compensation Committee annually grants long-term, equity-based incentive awards to executive officers under the EIP after the close of the prior fiscal year and the review and evaluation of each executive officer's performance. The Compensation Committee's policy is to grant these equity awards following the public release of Tetra Tech's fourth quarter and fiscal year results.

        The goal of Tetra Tech's long-term, equity-based incentive awards is to align the interests of named executive officers with stockholders and to provide each named executive officer with an incentive to manage Tetra Tech from the perspective of an owner with an equity stake in the business. The Compensation Committee determines the size of the long-term, equity-based incentives according to each named executive officer's position with Tetra Tech and sets a level it considers appropriate to create a meaningful opportunity for reward predicated on increasing stockholder value. In addition to the appropriate benchmarking and consideration of the competitive market data, the Compensation Committee takes into account an individual's performance history, the CEO's recommendations for awards other than his own, and the value of existing vested and unvested outstanding equity awards. The relative weight given to each of these factors varies among individuals at the Compensation Committee's discretion.

Compensation Components

        The three material elements of Tetra Tech's executive officer compensation continue to be: (i) base salary, (ii) variable cash incentive awards, and (iii) long-term, equity-based incentive awards. Based on data gathered by Analytical Consulting and Tetra Tech's human resources staff, and as described in greater detail below, the Compensation Committee decided that for retention purposes it would provide the following compensation for named executive officers; (i) base salaries at or below the mean of Peer Companies; and (ii) annual cash bonuses and long-term, equity-based incentive awards that are targeted at or above the mean of the Peer Companies. This philosophy reflects the Compensation Committee's commitment that a majority of the named executive officers' total compensation continues to be comprised of performance-based incentives and an increase in stockholder value. As reflected in the "Summary Compensation Table—Fiscal 2008" below, for the named executive officers other than the CEO in fiscal 2008, between 52% and 60% of actual total compensation was performance-based. For the CEO in fiscal 2008, 75% of actual total compensation was performance-based. None of Tetra Tech's named executive officers have employment agreements, guaranteed bonuses, supplemental executive retirement plans or cash severance arrangements, other than in connection with a change of control.

         Base Salary.    The Compensation Committee has consistently set annual base salaries for the named executive officers in the context of providing competitive total compensation that is performance-based. Based on the Peer Company data, the Compensation Committee concluded that base salaries have been generally consistent with or trailed mean competitive practice. Accordingly, the Compensation Committee adjusted the annual base salaries of the named executive officers for fiscal 2008, to more closely align the base salaries with the market means of the Peer Companies, while taking into account the period of time the executive officers had been in their respective positions and their responsibilities and their historical performance. Effective November 17, 2007, the annual base salaries for the named executive officers were increased as follows: David W. King from $390,000 to $402,000 (3.1%); Sam W. Box from $445,000 to $460,000 (3.4%); Donald I. Rogers, Jr. from $325,000 to $335,000 (3.1%); and Douglas G. Smith from $290,000 to $315,000 (8.6%).

        After the end of fiscal 2008, the Compensation Committee made an annual adjustment to the annual base salaries of the named executive officers, other than Mr. Box, to more closely align them with the market means of the Peer Companies, as reflected in the Analytical Consulting report, again taking into account the period of time in their respective positions and their responsibilities and performance. Effective November 15, 2008, the annual base salaries for the affected named executive officers increased as follows: Mr. King, to $416,000; Mr. Rogers, to $341,700; and Mr. Smith, to $322,875. Their percentage increases were 3.5%, 2.0% and 2.5%, respectively. These adjustments allow for continued emphasis on pay for performance with better external competitive alignment and internal equity in relation to other Tetra Tech executives. Mr. Box's salary was not increased because, as of October 3, 2008, Mr. Box was re-assigned from the office of President to the position of Vice President of Project Risk Management.

        For details regarding the CEO's base salary, please see the "CEO Compensation" section below.

         Variable Cash Incentive Awards.    The Compensation Committee believes that a significant portion of the annual cash compensation of each named executive officer should be in the form of variable cash incentive pay. The pay philosophy is to target annual cash compensation at the mean of the Peer Companies, with the opportunity to earn annual incentives in excess of that level based on achieving performance superior to the objectives the Compensation Committee has determined to reward. Annual cash incentives are paid to reward achievement of specified operating, financial, strategic and individual measures and goals that will contribute to stockholder value creation over time.

        The annual cash incentive awards for the named executive officers for fiscal 2008 were determined under Tetra Tech's Executive Compensation Policy with reference to Tetra Tech's achievement of its corporate objectives for fiscal 2008, established financial performance criteria and the executive's individual contribution. The financial performance goals are consistent with the goals that were set forth in Tetra Tech's fiscal 2008 Annual Operating Plan, as approved by the Board of Directors.

        The cash awards under the Executive Compensation Policy are calculated by multiplying annual base salary at fiscal year-end by the individual's target award percentage multiplied by a corporate performance factor ("CPF") and an individual performance factor ("IPF"), as follows:

BONUS = BASE × TARGET × CPF × IPF

        The CPF, determined by the Compensation Committee following a recommendation by the CEO, has a range of 0 to 1.4 with a target of 1.0 based on achievement of key performance and financial objectives. The CPF for the President and CFO reflects the performance of Tetra Tech on a consolidated basis, while the CPF for the Senior Vice Presidents/Group Presidents reflects the contribution of the executive's specific group to Tetra Tech. The Compensation Committee may elect to "zero" the CPF if Tetra Tech's results are significantly below expected targets or a manageable event negatively and severely impacted stockholder value.

        The IPF, determined by the Compensation Committee following a recommendation by the CEO, has a range of 0 to 1.2 with a target of 1.0 for expected contribution level. The IPF for the CFO is determined jointly by the Audit Committee and Compensation Committee, giving strong consideration to the Audit Committee's assessment of the strength of Tetra Tech's internal financial controls and the accuracy and appropriateness of its financial reporting. The minimum performance threshold is 0.6; achievement of less than 60% in either the CPF or IPF results in the elimination of the bonus.

        Notwithstanding the above, the Compensation Committee has the discretion to adjust specific performance bonus amounts when deemed to be in the interests of the stockholders.

        For fiscal 2008, a target award was established for each participating named executive officer. The following table sets forth the target award percentage and the maximum of fiscal 2008 base salary for each named executive officer under the Executive Compensation Policy. The minimum for each named executive officer is zero.

Named Executive Officer	Target (%)	Maximum (%)
David W. King	55	92.4
Sam W. Box	55	92.4
Donald I. Rogers, Jr.	50	84.0
Douglas G. Smith	50	84.0

        Actual awards, calculated as described in the preceding paragraph, are based on the extent to which Tetra Tech achieves its corporate objectives and financial performance goals and an assessment of each executive's individual contribution. An executive's contribution includes his or her leadership at Tetra Tech in the executive's area of responsibility, strategic planning and implementation, and innovation.

        For purposes of determining the fiscal 2008 CPF for Messrs. King and Box, the Compensation Committee reviewed Tetra Tech's actual fiscal 2008 gross revenue, operating income, cash flow and backlog, compared to actual fiscal 2007 and target fiscal 2008 gross revenue, operating income, cash flow and backlog. For each metric, the Compensation Committee determined the fiscal 2008 performance as a percentage of the target and the related award percentage (from 0 to 1.4). It then applied a factor (from 0.9 to 1.2) for each metric based on the growth of that metric from fiscal 2007 actual to fiscal 2008 plan. Finally, the Compensation Committee weighted each factor equally and determined that the Corporate CPF would be 1.28.

        For purposes of determining the fiscal 2008 CPF for Mr. Rogers, the Compensation Committee reviewed the actual fiscal 2008 gross revenue, operating income, cash flow and backlog, compared to actual fiscal 2007 and target fiscal 2008 gross revenue, operating income, cash flow and backlog for the Remediation and Construction Management ("RCM") group, for which Mr. Rogers serves as President. For each metric, the Compensation Committee determined the fiscal 2008 performance as a percentage of the target and the related award percentage (from 0 to 1.4). It then applied a factor (from 0.9 to 1.2) for each metric based on the growth of that metric from fiscal 2007 actual to fiscal 2008 plan. Finally, the Compensation Committee weighted each factor equally and determined that the RCM CPF would be 1.22.

        For purposes of determining the fiscal 2008 CPF for Mr. Smith, the Compensation Committee reviewed the actual fiscal 2008 gross revenue, operating income, cash flow and backlog, compared to actual fiscal 2007 and target fiscal 2008 gross revenue, operating income, cash flow and backlog for the Engineering and Architecture Services ("EAS") group, for which Mr. Smith serves as President. For each metric, the Compensation Committee determined the fiscal 2008 performance as a percentage of the target and the related award percentage (from 0 to 1.4). It then applied a factor (from 0.9 to 1.2) for each metric based on the growth of that metric from fiscal 2007 actual to fiscal 2008 plan. Finally, the Compensation Committee weighted each factor equally and determined that the EAS CPF would be 0.96.

        In addition, the Compensation Committee reviewed Tetra Tech's 12 fiscal 2008 corporate objectives and determined that ten of these were achieved, while two were partially achieved. Such fiscal 2008 objectives were as follows:

    •
    Maintaining high standards in business ethics and customer service;

    •
    Maturing Tetra Tech's organizational structure;

    •
    Developing a three year strategic plan that achieves value creation objectives;

    •
    Further implementing the contract management process to minimize risk and surprises;

    •
    Improving key management metrics and reporting;

    •
    Improving corporate-wide marketing functions and processes;

    •
    Winning key/targeted program competitions;

    •
    Implementing Tetra Tech's enterprise resource planning system migration plan;

    •
    Identifying succession candidates for all executive positions;

    •
    Targeting corporate expense to not exceed a specified percentage of gross revenue;

    •
    Reducing legal and risk management insurance expense while maintaining service levels; and

    •
    Providing a safe and healthy workplace for employees.

        The awards paid reflect the recognition of individual contributions which vary for each named executive officer through the IPF, as shown in the table below. Each named executive officer was evaluated and scored by the CEO based on performance categories including contribution to the successful achievement of fiscal 2008 operational goals, leadership at Tetra Tech and in his area of responsibility, strategic planning, and implementation and innovation. The CEO's individual performance evaluations of the named executive officers are presented to the Compensation Committee for review and approval.

        Based on the performance evaluations of each of the named executive officers in fiscal 2008, the Compensation Committee approved the following bonus payments for fiscal 2008 pursuant to the Executive Compensation Policy:

Named Executive Officer	Fiscal 2008 Base Salary	Target Award Percentage	Corporate Performance Factor	Individual Factor	Executive Compensation Policy Payment
David W. King	$402,000	55%	1.28	1.15	$325,000
Sam W. Box	$460,000	55%	1.28	0.60	$190,000
Donald I. Rogers, Jr.	$335,000	50%	1.22	1.15	$235,000
Douglas G. Smith	$315,000	50%	0.96	1.00	$150,000

        These amounts are generally at or above the mean of amounts paid for comparable positions at the Peer Companies in the most recent fiscal year and represent a range of approximately 42% to 81% of each recipient's annual base salary.

        For details regarding the CEO's annual cash award, please see the "CEO Compensation" section below.

         Long-Term, Equity-Based Incentive Awards.    The Compensation Committee annually grants long-term, equity-based incentive awards to executive officers after the close of the fiscal year and the review and evaluation of each executive officer's performance. The grants are based both on Tetra Tech's performance during the past fiscal year and Tetra Tech's expected performance with reference to its three-year strategic plan. The goal of Tetra Tech's long-term, equity-based incentive awards is to align the interests of named executive officers with stockholders and to provide each named executive officer with an incentive to manage Tetra Tech from the perspective of an owner with an equity stake in the business.

        The Compensation Committee determines the magnitude of the long-term, equity-based incentives according to each named executive officer's position within Tetra Tech and sets a level it considers appropriate to create a meaningful opportunity for reward predicated on increasing stockholder value. In addition, the Compensation Committee takes into account an individual's performance history, his or her potential for future responsibility and promotion, and competitive total compensation targets for the individual's position and level of contribution. For Senior Vice Presidents/Group Presidents, the Compensation Committee also considers the group's revenue, operating income and risk relative to Tetra Tech as a whole.

        The Compensation Committee's philosophy for the annual equity grants is that approximately 66% of the total value of performance-based grants be in stock options, which have value only if Tetra Tech's share price increases over the option term. The balance consists of shares of restricted stock, which have retention value if Tetra Tech achieves certain financial performance goals over the three-year vesting schedule thereafter as described below. The Compensation Committee decided to structure the equity awards so that a significant portion of these awards have retention value if performance goals are achieved. The Compensation Committee selected performance-based restricted stock because these amounts increase the named executive officer's equity interest in Tetra Tech which is in direct alignment with stockholder interests. Earnings per share growth is the performance factor for the vesting of restricted stock, which like the variable cash incentive award factors discussed above, aligns with Tetra Tech's financial growth strategy.

        In November 2007, the Compensation Committee made its fiscal 2008 annual awards to Tetra Tech's named executive offers under Tetra Tech's 2005 Equity Incentive Plan. Grants of stock options and awards of restricted stock were made to the following named executive officers:

Named Executive Officers	Stock Options	Restricted Stock
David W. King	27,500	5,000
Sam W. Box	27,500	5,000
Donald I. Rogers, Jr.	18,500	3,700
Douglas G. Smith	21,400	24,300	*

    *
    Time-based vesting for 20,000 of these shares over four years for retention purposes.

        Each year, the Compensation Committee authorizes a specific number of shares of restricted stock to be used for the three-year restricted stock plan that starts in the grant year. For example, in November 2007, the 2008, 2009 and 2010 restricted stock plan was authorized. The restricted stock awards under that plan vest in equal annual installments over the three-year performance period. Vesting is performance-based, based on the growth in Tetra Tech's earnings per share, as adjusted pursuant to the Executive Compensation Policy ("Adjusted EPS"), during the three-year performance period. For each three-year restricted stock program, the prior year Adjusted EPS is the measure control point, which cannot be modified. For example, for the grant made in fiscal 2008 which vests through fiscal 2010, the fiscal 2007 Adjusted EPS of $0.79 is the basis of measurement. Annual award vesting is as follows:

Annual Award Vesting %	Adjusted EPS Growth
0% of installment	< 5% year-over-year
60% of installment	5 to 9% year-over-year
100% of installment	10 to 14% year-over-year
120% of installment	> 14% year-over-year

        At the end of each fiscal year, Adjusted EPS for that fiscal year is determined and compared to Adjusted EPS for the immediately preceding fiscal year so that the year-over-year growth rate may be calculated. For each named executive officer, the Adjusted EPS growth rate is used to determine the vesting percentage of each installment, as indicated in the table above. Each installment of stock eligible for vesting in a given year will be scored based upon Adjusted EPS growth since the year in which that installment was granted. Assuming that the Compensation Committee implements a new restricted stock plan each year, by the third year, three individual plans, each with its own performance period and Adjusted EPS control point, will be running concurrently. In November 2007, the Compensation Committee determined that, based on fiscal 2008 growth in excess of 14% over the Adjusted EPS control point, 120% of the installment would vest.

        The Compensation Committee may also make restricted stock awards with time-based vesting provisions, typically over a three or four-year period, for special retention purposes. As indicated in the table above, Mr. Smith received one of those awards in November 2007.

        All of the restricted stock grants were part of a program designed to motivate and retain key executives. We refer you to the table entitled "Grants of Plan-Based Awards—Fiscal 2008" in this Proxy Statement for additional information regarding equity awards to Tetra Tech's named executive officers in fiscal 2008.

        In November 2008, the Compensation Committee made its fiscal 2009 annual awards to Tetra Tech's named executive officers under the 2005 Equity Incentive Plan. Grants of stock options and awards of restricted stock were made to the named executive officers as follows:

Named Executive Officers	Stock Options	Restricted Stock
David W. King	27,500	5,000
Sam W. Box	20,000	0
Donald I. Rogers, Jr.	21,000	4,200
Douglas G. Smith	18,500	3,700

        Tetra Tech has entered into change of control agreements with each of the named executive officers. Under these agreements, upon the occurrence of a change of control, all outstanding unvested stock options and restricted shares held by the named executive officers will vest (regardless of whether any applicable performance targets have been met), subject to the named executive officer remaining employed by us on such date. We refer you to the "Potential Payments Upon Termination or Change in Control" section of this Proxy Statement for additional information regarding change in control events and outstanding awards granted to the named executive officers.

        Consistent with statutory requirements, including the Sarbanes-Oxley Act of 2002, and the principles of responsible oversight, and depending upon the specific facts and circumstances of each situation, the Compensation Committee would review performance-based compensation where a restatement of financial results for a prior performance period could affect the factors determining payment of an incentive award.

        For details regarding the CEO's long-term, equity-based incentive award, please see the "CEO Compensation" section below.

         Group Benefits/Perquisites.    The Compensation Committee believes that perquisites for named executive officers should be limited in scope and value. The benefits approved by the Compensation Committee are as follows: a vehicle allowance of $900 per month; an estate/financial planning allowance of up to $4,000 per year for family and estate planning, and annual tax planning and preparation; a membership allowance of up to $6,000 per year for club memberships such as travel, fitness and dinner; and a medical allowance of up to $1,000 per year for annual physical exam expenses not reimbursed by Tetra Tech's medical plan. In addition, the CEO is entitled to a company-paid country club membership.

        With the exception of the benefits described above and the right with other enumerated employees to participate in the nonqualified deferred compensation plan described below, there are no special employee benefit plans for the named executive officers. Tetra Tech's named executive officers are eligible to participate in the same employee benefit plans and on the same basis as all other Tetra Tech employees.

         Deferred Compensation Plan.    In December 2006, the Board approved Tetra Tech's nonqualified deferred compensation plan (the "Deferred Compensation Plan"). The adoption of the Deferred Compensation Plan resulted from a review of the prevalence of similar deferred compensation plans operated by the Peer Companies and a recommendation from the Compensation Committee that the Deferred Compensation Plan should be adopted. The Deferred Compensation Plan is available to Tetra Tech's directors and, as determined by the Compensation Committee in its sole discretion, a select group of management or highly compensated employees, including the executive officers. A primary rationale for adopting the plan was to provide an opportunity for individual retirement savings on a tax- and cost-effective basis, recognizing that Tetra Tech does not sponsor a pension plan on behalf of the named executive officers or other employees covered by the plan. Tetra Tech does not make making matching contributions under the Deferred Compensation Plan other than potential restoration matching amounts to make up for certain limits applicable to Tetra Tech's 401(k) plan, at the discretion of Tetra Tech's Deferred Compensation Plan Committee. The Deferred Compensation Plan administrator is the Deferred

Compensation Plan Committee. We refer you to the table entitled "Nonqualified Deferred Compensation—Fiscal 2008" in this Proxy Statement and the information set forth below that table for additional information regarding the Deferred Compensation Plan.

         CEO Compensation.    Effective November 17, 2007, the Compensation Committee increased Mr. Batrack's base salary by 5.0% from $500,000 to $525,000, based on the factors set forth above, which was below the Peer Company mean. Effective November 15, 2008, the Compensation Committee increased Mr. Batrack's base salary by 4.8% to $550,000.

        For fiscal 2008, Mr. Batrack's annual bonus was determined in accordance with the Executive Compensation Policy, and reflected the performance of Tetra Tech on a consolidated basis. For purposes of determining the fiscal 2008 CPF for Mr. Batrack, the Compensation Committee reviewed Tetra Tech's actual fiscal 2008 gross revenue, operating income, cash flow and backlog, compared to actual fiscal 2007 and target fiscal 2008 gross revenue, operating income, cash flow and backlog. For each metric, the Compensation Committee determined the fiscal 2008 performance as a percentage of the target and the related award percentage (from 0 to 1.4). It then applied a factor (from 0.9 to 1.2) for each metric based on the growth of that metric from fiscal 2007 actual to fiscal 2008 plan. Finally, the Compensation Committee weighted each factor equally and determined that the Corporate CPF would be 1.28, the same as for Messrs. Box and King. The IPF for the CEO is also determined solely by the Compensation Committee. For fiscal 2008, the Compensation Committee determined that Mr. Batrack's IPF was 1.20, which reflected the Compensation Committee's belief that Mr. Batrack performed well in a challenging environment. The Compensation Committee also established a target award for the CEO of 100% of fiscal 2008 base salary and a maximum bonus of 168.0% of fiscal 2008 base salary. The minimum for the CEO was zero. The resulting bonus of $805,000 (base of $525,000 × target of 100% × CPF of 1.28 × IPF of 1.20), or 153% of base salary, was below the Peer Company mean.

        In November 2007, as part of the normal annual grant cycle, the Compensation Committee awarded to Mr. Batrack 40,000 nonqualified stock options at an exercise price of $23.68 that vest in equal annual installments over four years provided that Mr. Batrack remains employed by Tetra Tech. The exercise price represented the closing selling price per share of Tetra Tech's common stock on the NASDAQ Global Select Market on the grant date. The option grant placed a significant portion of Mr. Batrack's total compensation at risk, since the option grant delivers a return only if Tetra Tech's common stock appreciates over the option's exercisable term. The Compensation Committee considers this option grant competitive and appropriate because the option grant is comparable to equity grants provided to chief executive officers of similarly situated Peer Companies; and the vesting provisions are designed to retain the services of Mr. Batrack in some capacity for an extended duration. In addition, the Compensation Committee awarded to Mr. Batrack 10,000 shares of restricted stock. Vesting of these shares is performance-based, based on growth in Adjusted EPS as defined in the Executive Compensation Policy, and is dependent on Mr. Batrack's continued employment.

        In November 2008, as part of the normal annual grant cycle, the Compensation Committee awarded to Mr. Batrack 50,000 nonqualified stock options at an exercise price of $16.98 that vest in equal annual installments over four years provided by Mr. Batrack remains employed by Tetra Tech. The exercise price represented the closing selling price per share of Tetra Tech's common stock on the NASDAQ Global Select Market on the grant date. As in the prior year, the option grant placed a significant portion of Mr. Batrack's total compensation at risk. In addition, the Compensation Committee awarded to Mr. Batrack 22,500 shares of restricted stock. Vesting as to 12,500 shares is performance-based, based on growth in Adjusted EPS over the succeeding three fiscal years, as defined in the Executive Compensation Policy, and is dependent on Mr. Batrack's continued employment. For retention purposes, vesting as to 10,000 shares is time-based in equal installments over the next four years and is dependent on Mr. Batrack's continued employment.

        We refer you to the table entitled "Grants of Plan-Based Awards—Fiscal 2008" in this Proxy Statement for additional information regarding the option grant and restricted stock awards to Mr. Batrack and to the "Potential Payments Upon Termination or Change in Control" section of this Proxy Statement for additional information regarding these awards to Mr. Batrack and all other outstanding options previously granted to Mr. Batrack.

Compensation Committee Report

        The information contained in this report shall not be deemed to be "soliciting material," to be "filed" with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that Tetra Tech specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

        The Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" section of this Proxy Statement with Tetra Tech's management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" section be included in this Proxy Statement and incorporated by reference into Tetra Tech's Annual Report on Form 10-K for its 2008 fiscal year.

Submitted by the Compensation Committee

J. Christopher Lewis, Chairperson
Hugh M. Grant
Patrick C. Haden
J. Kenneth Thompson
Richard H. Truly

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee for fiscal 2008 fiscal year were J. Christopher Lewis, Hugh M. Grant, Patrick C. Haden, J. Kenneth Thompson and Richard H. Truly. No member of the Compensation Committee was at any time during the 2008 fiscal year an officer or employee of Tetra Tech, and no member had any relationship with Tetra Tech requiring disclosure under Item 404 of Regulation S-K. No executive officer of Tetra Tech has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of Tetra Tech's Board of Directors or the Compensation Committee during the 2008 fiscal year.

Summary of Compensation

        The following table sets forth the compensation earned by the Named Executive Officers for services rendered in all capacities to us and our subsidiaries for the last fiscal year. No executive officer who would have otherwise been includable in such table on the basis of total compensation earned for Tetra Tech's 2008 fiscal year has been excluded by reason of his or her termination of employment or change in executive officer status during the fiscal year.

Summary Compensation Table—Fiscal 2008

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Dan L. Batrack	2008	520,673	—	477,942	339,675	805,000	27,315	2,170,605
Chairman and Chief Executive Officer	2007	488,461	—	209,795	257,760	585,000	30,350	1,571,366
David W. King	2008	399,923	—	75,494	253,613	325,000	33,004	1,087,034
Executive Vice President and Chief Financial Officer	2007	386,538	—	29,971	197,174	307,000	31,314	951,997
Sam W. Box	2008	457,404	—	178,361	220,379	190,000	27,923	1,074,067
President(6)	2007	440,386	—	132,837	163,914	318,000	28,000	1,083,137
Donald I. Rogers, Jr.	2008	333,077	—	50,907	108,295	235,000	26,400	753,679
Senior Vice President and President of Remediation and Construction Management	2007	316,751	—	17,982	71,462	207,000	24,000	637,195
Douglas G. Smith	2008	310,673	—	155,900	90,300	150,000	29,784	736,657
Senior Vice President and President of the Engineering and Architecture Services	2007	286,538	—	17,982	48,375	186,000	24,412	563,307

(1)
Effective November 15, 2008, the following named executive officer received an increase in annual base salary to the following amounts: Mr. Batrack, $550,000; Mr. King, $416,000; Mr. Rogers, $341,700, Mr. Smith, $322,875. Mr. Box's salary was not increased.

(2)
The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended September 30, 2007 and September 28, 2008 in accordance with Financial Accounting Standards Board Statement 123(R), or FAS 123(R), of restricted stock awards issued pursuant to the 2005 Equity Incentive Plan and Executive Compensation Policy. For restricted stock awards, fair value is calculated using the closing price on the grant date as if these awards were vested on the grant date. No stock awards were forfeited by any of our named executive officers during the fiscal year. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that may be recognized by the named executive officers. See the "Grant of Plan-Based Awards—Fiscal 2008" table for information on restricted stock awards made in fiscal 2008.

(3)
The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended September 30, 2007 and September 28, 2008 in accordance with FAS 123(R) of stock option awards issued pursuant to the 2005 Equity Incentive Plan and predecessor stock option plans, and thus includes amounts from outstanding stock option awards granted during and prior to fiscal 2008 and fiscal 2007. Information on the valuation assumptions used in the calculation of these amounts is included in the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year in which the stock option was granted. The amounts shown are not reduced for estimated forfeitures related to service-based vesting conditions. No stock options were forfeited by any of our named executive officers during the fiscal year. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that may be recognized by the named executive officers. See the "Grant of Plan-Based Awards—Fiscal 2008" table for information on stock option grants made in fiscal 2008.

(4)
The amounts for fiscal 2008 reflect the cash awards paid to the named executive officers under our Executive Compensation Policy for fiscal 2008 performance as further described in the "Compensation Discuss and Analysis" section of this Proxy Statement and the "Grants of Plan-Based Awards—Fiscal 2008" table below.

(5)
Consists of the employer contribution made on behalf of each of these officers to our qualified retirement plan, and automobile, membership, estate/financial planning and medical allowances.

(6)
As of October 3, 2008, Mr. Box was re-assigned to the position of Vice President of Project Risk Management.

        The following table provides information on stock options, restricted stock and cash-based performance awards granted in fiscal 2008 to each of our named executive officers. There can be no assurance that the Grant Date Fair Value of the Stock Option and Stock Awards will ever be realized. The amounts of these awards that were expensed during fiscal 2008 are included in the "Stock Awards" and "Option Awards" columns of the Summary Compensation table.

Grants of Plan-Based Awards—Fiscal 2008

								All other stock awards: number of shares of stock or units (#)		All other option awards: number of securities underlying options(4) (#)
		Estimated possible payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards						Exercise or base price of option awards ($)	Grant date fair value of stock and option awards(5) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Dan L. Batrack	(1)	—	525,000	882,000
	11/16/07	—	—	—	—	—	—	—		40,000	23.68	336,400
	11/16/07	—	236,800	284,160	—	10,000	12,000	10,000	(2)			236,800
David W. King	(1)	—	221,100	371,448
	11/16/07	—	—	—	—	—	—	—		27,500	23.68	231,275
	11/16/07	—	118,400	170,496	—	5,000	6,000	5,000	(2)			118,400
Sam W. Box	(1)	—	253,000	425,040
	11/16/07	—	—	—	—	—	—	—		27,500	23.68	231,275
	11/16/07	—	118,400	170,496	—	5,000	6,000	5,000	(2)			118,400
Donald I. Rogers, Jr.	(1)	—	167,500	281,400
	11/16/07	—	—	—	—	—	—	—		18,500	23.68	155,585
	11/16/07	—	87,616	126,167	—	3,700	4,400	3,700	(2)			87,616
Douglas G. Smith	(1)	—	157,500	264,600
	11/16/07	—	—	—	—	—	—	—		21,400	23.68	179,974
	11/16/07	—	101,824	146,627	—	4,300	5,160	4,300	(2)			101,824
	11/16/07	473,600	473,600	473,600	20,000	20,000	20,000	20,000	(3)			473,600

(1)
These cash awards were granted under our Executive Compensation Policy for fiscal 2008 and are further described above in the "Compensation Discussion and Analysis" section of this Proxy Statement. The actual payments from these awards are included in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table above. The target and maximum values are calculated by multiplying: (i) 100% and 168%, respectively, by Mr. Batrack's annual base salary; (ii) 55% and 92.4%, respectively, by Messrs. King's and Box's respective annual base salary; and (iii) 50% and 84%, respectively, by Messrs. Rogers' and Smith's respective annual base salary, as in effect at the end of fiscal 2008. The Executive Compensation Policy for fiscal 2008 did not contain a threshold value.

(2)
The shares of restricted stock were granted under the 2005 Equity Incentive Plan in accordance with our Executive Compensation Policy. Vesting is performance based over a three-year period. The number of shares that vest, from 0% to 120% of the installment, is based on the growth in our adjusted earnings per share. Vesting is further described in the "Compensation Discussion and Analysis" section of this Proxy Statement.

(3)
The shares of restricted stock were granted under the 2005 Equity Incentive Plan. Vesting is time-based over a four-year period, and 5,000 shares vest on each of the first four anniversaries following the grant date.

(4)
These stock option awards were granted under the 2005 Equity Incentive Plan. The options vest as to 25% of the shares subject to the options on each of the first four anniversaries following the grant date. The options have a maximum term of eight years subject to earlier termination upon termination of employment with us. The exercise price of each option may be paid in cash or in shares of common stock valued at the closing price on the exercise date or may be paid with the proceeds from a same-day sale of the purchased shares.

(5)
These awards will vest in full and, if applicable, become immediately exercisable in the event of a change of control, as defined in each named executive officer's change of control agreement. We refer you to "Potential Payments Upon Termination or Change in Control" below for further information.

        The following table shows the number of our common shares covered by exercisable and unexercisable stock options and the number of shares of our unvested restricted stock held by our named executive officers as of September 28, 2008.

Outstanding Equity Awards at 2008 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date		Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)*
Dan L. Batrack	11,250	—	21.80	1/16/09	(1)
	5,200	—	19.55	1/15/12	(2)
	30,000	—	24.56	1/20/14	(3)
	41,250	3,750	15.79	1/18/15	(4)
	30,000	30,000	18.07	3/6/14	(5)
	10,000	30,000	17.71	12/5/14	(6)
	—	40,000	23.68	11/16/15	(7)
						7,333	(8)	186,918
						40,000	(9)	1,019,600
						10,667	(10)	271,893
David W. King	39,958	3,542	15.79	1/18/15	(11)
	20,000	20,000	18.07	3/6/14	(12)
	6,875	20,625	17.71	12/5/14	(13)
	—	27,500	23.68	11/16/15	(14)
						3,667	(15)	93,463
						5,333	(16)	135,947
Sam W. Box	40,000	—	13.05	3/7/13	(17)
	15,000	—	24.56	1/20/14	(18)
	41,250	3,750	15.79	1/18/15	(19)
	10,000	10,000	18.07	3/6/14	(20)
	6,875	20,625	17.71	12/5/14	(21)
	—	27,500	23.68	12/5/15	(22)
						5,000	(23)	127,450
						3,667	(24)	93,463
						5,333	(25)	135,947
Donald I. Rogers, Jr.	20,000	—	13.05	3/7/13	(26)
	4,000	—	24.56	1/20/14	(27)
	5,775	525	15.79	1/18/15	(28)
	10,000	10,000	18.07	3/6/14	(29)
	3,750	11,250	17.71	12/5/14	(30)
	—	18,500	23.68	11/16/15	(31)
						2,200	(32)	56,078
						3,947	(33)	100,601
Douglas G. Smith	12,042	4,958	15.99	11/23/13	(34)
	3,750	11,250	17.71	12/5/14	(35)
	—	21,400	23.68	11/16/15	(36)
						2,200	(37)	56,078
						4,587	(38)	116,914
						20,000	(39)	509,800

*
The market value of the shares of restricted stock that have not vested is calculated by multiplying the number of shares that have not vested by the closing price of our common stock at September 26, 2008 (the last business day of our fiscal year), which was $25.49.

Vesting Schedule for Outstanding Stock Options and Unvested Restricted Stock

Note	Grant Dates	Vesting Dates
(1)	1/16/2001	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(2)	1/15/2002	Vests as to 25% of the shares on the first anniversary of the grant date, and as to the balance in 36 equal monthly installments following such first anniversary date
(3)	1/20/2004	Vests as to 25% of the shares on the first anniversary of the grant date, and as to the balance in 36 equal monthly installments following such first anniversary date
(4)	1/18/2005	Vests as to 25% of the shares on the first anniversary of the grant date, and as to the balance in 36 equal monthly installments following such first anniversary date
(5)	3/6/2006	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(6)	12/5/2006	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(7)	11/16/2007	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(8)	12/5/2006	Vests annually over three years, from 0% to 120% of each installment, based on growth in earnings per share. Values reflect 120% vesting for fiscal 2008.
(9)	12/5/2006	Vests as to 20,000 shares on December 5, 2008 and 20,000 shares on December 5, 2009
(10)	11/16/2007	Vests annually over three years, from 0% to 120% of each installment, based on growth in earnings per share. Values reflect 120% vesting for fiscal 2008.
(11)	1/18/2005	Vests as to 25% of the shares on the first anniversary of the grant date, and as to the balance in 36 equal monthly installments following such first anniversary date
(12)	3/6/2006	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(13)	12/5/2006	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(14)	11/16/2007	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(15)	12/5/2006	Vests annually over three years, from 0% to 120% of each installment, based on growth in earnings per share. Values reflect 120% vesting for fiscal 2008.
(16)	11/16/2007	Vests annually over three years, from 0% to 120% of each installment, based on growth in earnings per share. Values reflect 120% vesting for fiscal 2008.
(17)	3/7/2003	Vests as to 25% of the shares on the first anniversary of the grant date, and as to the balance in 36 equal monthly installments following such first anniversary date
(18)	1/20/2004	Vests as to 25% of the shares on the first anniversary of the grant date, and as to the balance in 36 equal monthly installments following such first anniversary date
(19)	1/18/2005	Vests as to 25% of the shares on the first anniversary of the grant date, and as to the balance in 36 equal monthly installments following such first anniversary date

Note	Grant Dates	Vesting Dates
(20)	3/6/2006	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(21)	12/5/2006	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(22)	11/16/2007	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(23)	3/6/2006	Vests on November 15, 2008
(24)	12/5/2006	Vests annually over three years, from 0% to 120% of each installment, based on growth in earnings per share. Values reflect 120% vesting for fiscal 2008.
(25)	11/16/2007	Vests annually over three years, from 0% to 120% of each installment, based on growth in earnings per share. Values reflect 120% vesting for fiscal 2008.
(26)	3/7/2003	Vests as to 25% of the shares on the first anniversary of the grant date, and as to the balance in 36 equal monthly installments following such first anniversary date
(27)	1/20/2004	Vests as to 25% of the shares on the first anniversary of the grant date, and as to the balance in 36 equal monthly installments following such first anniversary date
(28)	1/18/2005	Vests as to 25% of the shares on the first anniversary of the grant date, and as to the balance in 36 equal monthly installments following such first anniversary date
(29)	3/6/2006	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(30)	12/5/2006	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(31)	11/16/2007	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(32)	12/5/2006	Vests annually over three years, from 0% to 120% of each installment, based on growth in earnings per share. Values reflect 120% vesting for fiscal 2008.
(33)	11/16/2007	Vests annually over three years, from 0% to 120% of each installment, based on growth in earnings per share. Values reflect 120% vesting for fiscal 2008.
(34)	11/23/2005	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(35)	12/5/2006	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(36)	11/16/2007	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date
(37)	12/5/2006	Vests annually over three years, from 0% to 120% of each installment, based on growth in earnings per share. Values reflect 120% vesting for fiscal 2008.
(38)	11/16/2007	Vests annually over three years, from 0% to 120% of each installment, based on growth in earnings per share. Values reflect 120% vesting for fiscal 2008.
(39)	11/16/2007	Vests over four years at an annual rate of 25% beginning on the first anniversary of the grant date

Outstanding Options

        Outstanding options under our 2005 Equity Incentive Plan have a maximum term of eight years measured from the applicable grant date. Outstanding options under our earlier plans have a maximum term of ten years measured from the applicable grant date. All options are subject to earlier termination in the event of the optionee's cessation of service with us. The exercise price for each outstanding option is equal to the closing price per share of common stock on the grant date.

        The following table shows the number of shares acquired by the exercise of stock options by each of the named executive officers during fiscal 2008 along with the value realized on such exercises as calculated based on the difference between the closing price of our stock at exercise and the option exercise price. This table also shows the number of shares of restricted stock that vested during fiscal 2008 along with the value realized on vesting as calculated based on the closing price of our stock on the date of vesting.

Options Exercises and Stock Vested—Fiscal 2008

	Option Awards
	Number of shares acquired on exercise (#)
			Stock Awards
Name		Value realized on exercise ($)	Number of shares vested (#)	Value realized on vesting ($)
Dan L. Batrack	27,694	371,244	13,734	285,667
David W. King	65,000	725,300	2,000	41,600
Sam W. Box	—	—	2,000	41,600
Donald I. Rogers, Jr.	—	—	1,200	24,960
Douglas G. Smith	—	—	—	24,960

        The following table shows each named executive officer's contributions and earnings during fiscal 2008, and account balance as of September 28, 2008, under the Deferred Compensation Plan.

Nonqualified Deferred Compensation—Fiscal 2008

Name	Executive contributions in last fiscal year ($)(1)	Registrant contributions in last fiscal year ($)(2)	Aggregate earnings in last fiscal year ($)(3)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last fiscal year-end ($)(4)
Dan L. Batrack	123,317	—	(30,040)	—	229,057
David W. King	—	—	—	—	—
Sam W. Box	—	—	—	—	—
Donald I. Rogers, Jr.	153,500	—	(26,012)	—	219,624
Douglas G. Smith	183,273	—	(29,107)	—	154,167

(1)
These amounts were included in the Summary Compensation Table.

(2)
We did not make any contributions to the Deferred Compensation Plan during fiscal 2008.

(3)
None of the amounts is included in the Summary Compensation Table because plan earnings were not preferential or above-market.

(4)
None of the amounts is included in Summary Compensation Table because we did not make any contributions to the Deferred Compensation Plan during fiscal 2008.

        The Deferred Compensation Plan is an unfunded and unsecured deferred compensation arrangement that is designed to allow the participants to defer a percentage of their base salary and/or bonuses in a manner similar to the way in which our 401(k) plan operates, but without regard to the maximum deferral limitations imposed on 401(k) plans by the Internal Revenue Code. The Deferred Compensation Plan is designed to comply with Internal Revenue Code Section 409A. As required by applicable law, participation in the Deferred Compensation Plan is limited to a group of our management employees, which group includes each of our named executive officers.

        Amounts deferred by each participant pursuant to the Deferred Compensation Plan are credited to a bookkeeping account maintained on behalf of that participant. Amounts credited to each participant under the Deferred Compensation Plan are periodically adjusted for earnings and/or losses at a rate that is equal to one or more of the measurement funds selected by the Deferred Compensation Plan Committee and elected by a participant. Currently, the measurement funds consist of the following: UIF Emerging Markets Equity, AIM VI International Growth: SI; AIM VI Real Estate; Fidelity VIP Contrafund; Fidelity VIP Index 500; Fidelity VIP Midcap; Janus Aspen Series Forty; Mainstay Midcap Growth; Mainstay VP Cash Management; Mainstay VP Hi Yield Corp Bond; Pimco Total Return; Royce Micro Cap: IC; T. Rowe Price Equity Income; and T. Rowe Price Personal Strategy Bal. In addition, we may credit additional matching amounts to a participant's account for any plan year as determined by the Compensation Committee, including a matching contribution on deferrals over the IRS limitation on compensation that may be taken into account under our 401(k) plan. Distributions are made in accordance with elections filed by participants at the time of their initial deferrals.

Potential Payments Upon Termination or Change in Control

        None of our named executive officers has an employment agreement with us. We have entered into a change of control agreement with each of our named executive officers. The term of these agreements is five years. The agreements provide that if the named executive officer's employment is terminated by us without cause or by the named executive office with good reason, in each case, in connection with or within two years of a change of control that occurs during the term of the agreement, we will pay or provide the following severance benefits:

    •
    Severance pay equal to two times (in the case of Mr. Batrack) and one times (in the case of our other named executive officers) the sum of the named executive officer's base salary and target bonus for the year of termination (regardless of actual performance);

    •
    A pro-rata target bonus for the year of termination (regardless of actual performance), based on the number of days the named executive officer worked during the year; and

    •
    For a period of one year (two years in the case of Mr. Batrack) immediately following the termination, the named executive officer and his or her dependents will be provided with medical benefits substantially similar to those provided immediately prior to the date of termination at no greater cost to the named executive officer than such cost immediately prior to such termination date.

        Under the terms of the change of control agreements, if a named executive officer's employment is terminated due to his or her death or disability, in each case, within two years of a change of control that occurs during the term of the agreement, we will pay a pro-rata target bonus for the year of termination (regardless of actual performance), based on the number of days the named executive officer worked during the year.

        Each named executive officer will also be paid or provided with any unpaid base salary, accrued vacation and unreimbursed expenses through the date of his employment termination, together with any benefits to which the named executive officer is entitled under our benefits programs.

        In addition, upon the occurrence of a change of control, all outstanding unvested stock options and shares of restricted stock held by the named executives officers will vest (regardless of whether any applicable performance targets have been met), subject to their remaining employed by us on such change of control date.

        The payments and benefits described above will be reduced to the extent that they would result in triggering excise taxes under Section 4999 of the Internal Revenue Code (or be within $1,000 of doing so), unless the named executive officer would be better off by at least $50,000 on an after-tax basis, after taking into account all taxes and receiving the full amount of the payments and benefits. In that case, the payment and benefits would not be reduced. In no event are we obligated to provide any tax gross-up or similar payment to cover any named executive officer's Section 4999 excise tax.

        A "change of control" for purposes of the change of control agreements generally consists of one or more of the following events:

    •
    An acquisition by any person of beneficial ownership of securities representing 50% or more of the combined voting power of our voting securities (on one date or during any 12-month period);

    •
    The consummation of a merger, reorganization or consolidation, if our stockholders (together with any trustee or fiduciary acquiring securities under any benefit plan) do not own more than 50% of the combined voting power of the merged company's then-outstanding securities (other than a recapitalization in which no person acquires more than 50% of the combined voting power of our outstanding securities);

    •
    During any two consecutive years, individuals who at the beginning of such period constitute the board cease to constitute at least a majority of the board (excluding any board member whose appointment is approved by at least a majority of the then-incumbent directors, other than in connection with an actual or threatened proxy contest); or

    •
    A sale of all or substantially all of our assets (other than a sale to an entity in which our stockholders own 50% or more of the voting securities of such entity).

        A termination for "good reason" for purposes of the change of control agreements generally includes any of the following actions by us in connection with or following a change of control:

    •
    A material diminution of the name executive officer's base salary, annual bonus opportunity or both;

    •
    A material diminution in the named executive officer's authority, duties or responsibilities;

    •
    A material diminution in the authority, duties or responsibilities of the supervisor to whom the named executive officer is required to report;

    •
    A material diminution in the budget over which the named executive officer retains authority; or

    •
    A material change in the geographic location at which the named executive officer must perform his services.

        A named executive officer will only be entitled to terminate his employment for good reason if he has provided us with notice of the occurrence of a condition described above within 60 days of its initial existence and we have failed to remedy such condition within 30 days after receipt of the notice.

        A termination for "cause" means:

    •
    The willful and continued failure of the named executive officer to perform substantially his duties (other than a failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the named executive officer by the board of directors or chief executive officer; or

    •
    The willful engaging by the named executive officer in illegal conduct or gross misconduct that is materially and demonstrably injurious to the company.

  Assumptions Regarding the Tables

        The tables below were prepared as though a change of control occurred on September 28, 2008 (the last day of our most recent fiscal year) and each of our named executive officer's employment was terminated on this date. For purposes of any calculations involving equity awards, we have used the closing share price of our common stock on September 26, 2008 (the last business day of our fiscal year), which was $25.49. We are required by the SEC to use these assumptions. However, the named executive officers' employment was not terminated on September 28, 2008 and a change of control did not occur on this date. As a result, there can be no assurance that a termination of employment, a change of control or both would produce the same or similar results as those described if either or both of them occur on any other date or at any other price, or if any assumption used in this disclosure is not correct in fact. All amounts set forth below are estimates only.

  Equity Award Assumptions

    •
    Stock options that become vested due to a change of control are valued based on their option spread (i.e, the difference between the fair market value of a share of common stock at the time of the change of control and the exercise price).

    •
    The value of restricted shares that vest upon a change of control are taken into account at full fair market value.

  Annual Bonus Assumption

    •
    Given that each of the named executive officer's employment has been deemed to have been terminated on the last day of the fiscal year, any annual bonus with respect to such year would have been earned as of such date under the terms of our bonus program. As such, no amounts with respect to pro-rata bonuses have been included in the tables below.

Dan L. Batrack

	Termination without Cause or with Good Reason	Termination due to Death or Disability(3)	Termination due to Resignation(4)	Termination due to Cause(4)
Severance Benefits	$2,100,000	—	—	—
Pro-Rata Bonus	—	—	—	—
Accelerated Vesting of Unvested Stock Options(1)	564,775	564,775	564,775	564,775
Accelerated Vesting of Unvested Restricted Stock(1)	1,478,412	1,478,412	1,478,412	1,478,412
Golden Parachute Cut-back (if any)(2)	(400,442)	—	—	—
TOTAL(5):	3,742,745	2,043,187	2,043,187	2,043,187

(1)
Does not include the value associated with options to purchase our common stock and shares of restricted stock that were vested as of September 28, 2008. See "Outstanding Equity Awards at 2008 Fiscal Year-End" for information regarding outstanding vested stock options.

(2)
Executive's scheduled payments exceed the Golden Parachute excise tax threshold. Under the terms of his change of control agreement, payments are reduced to a level that is $1,000 below the threshold, unless he is at least $50,000 better off (after paying all taxes) receiving all scheduled payments.

(3)
The only cash compensation payable is the pro-rated bonus. Other payments available from life insurance or disability plans.

(4)
The only cash compensation payable is earned by unpaid compensation.

(5)
The executive is also entitled to 24 months of company-paid health care coverage if terminated without Cause or with Good Reason following a change of control. Value is not reflected in the total.

David W. King

	Termination without Cause or with Good Reason	Termination due to Death or Disability(2)	Termination due to Resignation(3)	Termination due to Cause(3)
Severance Benefits	$623,100	—	—	—
Pro-Rata Bonus	—	—	—	—
Accelerated Vesting of Unvested Stock Options(1)	392,995	392,995	392,995	392,995
Accelerated Vesting of Unvested Restricted Stock(1)	229,405	229,405	229,405	229,405
Golden Parachute Cut-back (if any)	—	—	—	—
TOTAL(4):	1,245,500	622,400	622,400	622,400

(1)
Does not include the value associated with options to purchase our common stock and shares of restricted stock that were vested as of September 28, 2008. See "Outstanding Equity Awards at 2008 Fiscal Year-End" for information regarding outstanding vested stock options.

(2)
The only cash compensation payable is the pro-rated bonus. Other payments available from life insurance or disability plans.

(3)
The only cash compensation payable is earned by unpaid compensation.

(4)
The executive is also entitled to 12 months of company-paid health care coverage if terminated without Cause or with Good Reason following a change of control. Value is not reflected in the total.

Sam W. Box

	Termination without Cause or with Good Reason	Termination due to Death or Disability(2)	Termination due to Resignation(3)	Termination due to Cause(3)
Severance Benefits	$713,000	—	—	—
Pro-Rata Bonus	—	—	—	—
Accelerated Vesting of Unvested Stock Options(1)	320,813	320,813	320,813	320,813
Accelerated Vesting of Unvested Restricted Stock(1)	356,860	356,860	356,860	356,860
Golden Parachute Cut-back (if any)	—	—	—	—
TOTAL(4):	1,390,673	667,673	667,673	667,673

(1)
Does not include the value associated with options to purchase our common stock and shares of restricted stock that were vested as of September 28, 2008. See "Outstanding Equity Awards at 2008 Fiscal Year-End" for information regarding outstanding vested stock options.

(2)
The only cash compensation payable is the pro-rated bonus. Other payments available from life insurance or disability plans.

(3)
The only cash compensation payable is earned by unpaid compensation.

(4)
The executive is also entitled to 12 months of company-paid health care coverage if terminated without Cause or with Good Reason following a change of control. Value is not reflected in the total.

Donald I. Rogers, Jr.

	Termination without Cause or with Good Reason	Termination due to Death or Disability(2)	Termination due to Resignation(3)	Termination due to Cause(3)
Severance Benefits	$502,500	—	—	—
Pro-Rata Bonus	—	—	—	—
Accelerated Vesting of Unvested Stock Options(1)	200,303	200,303	200,303	200,303
Accelerated Vesting of Unvested Restricted Stock(1)	156,679	156,679	156,679	156,679
Golden Parachute Cut-back (if any)	—	—	—	—
TOTAL(4):	859,482	356,982	356,982	356,982

(1)
Does not include the value associated with options to purchase our common stock and shares of restricted stock that were vested as of September 28, 2008. See "Outstanding Equity Awards at 2008 Fiscal Year-End" for information regarding outstanding vested stock options.

(2)
The only cash compensation payable is the pro-rated bonus. Other payments available from life insurance or disability plans.

(3)
The only cash compensation payable is earned by unpaid compensation.

(4)
The executive is also entitled to 12 months of company-paid health care coverage if terminated without Cause or with Good Reason following a change of control. Value is not reflected in the total.

Douglas G. Smith

	Termination without Cause or with Good Reason	Termination due to Death or Disability(2)	Termination due to Resignation(3)	Termination due to Cause(3)
Severance Benefits	$472,500	—	—	—
Pro-Rata Bonus	—	—	—	—
Accelerated Vesting of Unvested Stock Options(1)	173,360	173,360	173,360	173,360
Accelerated Vesting of Unvested Restricted Stock(1)	682,792	682,792	682,792	682,792
Golden Parachute Cut-back (if any)	—	—	—	—
TOTAL(4):	1,328,652	856,152	856,152	856,152

(1)
Does not include the value associated with options to purchase our common stock and shares of restricted stock that were vested as of September 28, 2008. See "Outstanding Equity Awards at 2008 Fiscal Year-End" for information regarding outstanding vested stock options.

(2)
The only cash compensation payable is the pro-rated bonus. Other payments available from life insurance or disability plans.

(3)
The only cash compensation payable is earned by unpaid compensation.

(4)
The executive is also entitled to 12 months of company-paid health care coverage if terminated without Cause or with Good Reason following a change of control. Value is not reflected in the total.

Confidentiality

        Each of our named executive officers has agreed to maintain the confidentiality of our information and not to use such information, except for our benefit, at all times during and after his employment with us.

Review, Approval or Ratification of Transactions with Related Persons

        Our Board of Directors has adopted a written related person transactions policy. Under the policy, the Audit Committee (or other committee designated by the Nominating and Corporate Governance Committee) reviews transactions between us and "related persons." For purposes of the policy, a related person is a director, executive officer, nominee for director, or a greater than 5% beneficial owner of our common stock, in each case, since the beginning of the last fiscal year, and their immediate family members.

        The policy provides that, barring special facts or circumstances, a related person does not have a direct or indirect material interest in the following categories of transactions:

    •
    Employment-related compensation to executive officers that is determined by the Compensation Committee;

    •
    Compensation to non-employee directors that is reported in our proxy statement;

    •
    Transactions with another company at which:

    •
    the related person's only relationship is as a beneficial owner of less than 10% of that company's shares or as a limited partner holding interests of less than 10% in such partnership; or

    •
    the related person is the beneficial owner of less than a majority interest in that company if the related person is solely related to us because of its beneficial ownership of greater than 5% of our common stock;

    •
    Transactions where the related person's interest arises solely from the ownership of publicly-traded securities issued by us and all holders of such securities receive proportional benefits;

    •
    Transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

    •
    Transactions where the rates or charges involved are determined by competitive bids;

    •
    Transactions involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

    •
    Ordinary course business travel and expenses, advances and reimbursements; and

    •
    Payments made pursuant to (i) directors and officers insurances policies, (ii) our certificate of incorporation or bylaws; and/or (iii) any policy, agreement or instrument previously approved by our Board of Directors, such as indemnification agreements.

        Related person transactions that do not fall into one of the above categories must be reviewed by our Disclosure Committee. The Disclosure Committee determines whether a related person could have a significant interest in such a transaction, and any such transaction is referred to the Audit Committee (or other designated committee). Transactions may also be identified through our Code of Business Conduct, our quarterly certification process or our other policies and procedures and reported to the Audit Committee (or other designated committee). That committee will review the material facts of all related person transactions and either approve, ratify or rescind, or take other appropriate action (in its discretion), with respect to the transaction.

Certain Transactions with Related Persons

        We did not have any related person transactions in fiscal 2008.

 REPORT OF THE AUDIT COMMITTEE

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

        Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes, but the Audit Committee is not responsible for preparing the Company's financial statements or auditing those financial statements, which are the responsibilities of management and the independent auditors, respectively.

        The Audit Committee has reviewed with PricewaterhouseCoopers LLP, who, as the Company's independent registered public accounting firm, are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, PricewaterhouseCoopers LLP's judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has also discussed with the Company's internal auditors and PricewaterhouseCoopers LLP the overall scope and plan for their respective audits. The Audit Committee meets regularly with the internal auditors and independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

        In the context of the foregoing, the Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended September 28, 2008 with management. In connection with that review, management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also reviewed management's report on its assessment of internal controls over financial reporting, as required under the Sarbanes-Oxley Act of 2002. In its report, management provided a positive assertion that internal controls over financial reporting were in place and operating effectively as of September 28, 2008.

        The Audit Committee has discussed the consolidated financial statements with PricewaterhouseCoopers LLP and it has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), adopted by the PCAOB in Rule 3200T. The Audit Committee has also received a letter from PricewaterhouseCoopers LLP regarding its independence from the Company as required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence), has discussed with PricewaterhouseCoopers LLP the independence of the firm, and has considered all of the above communications as well as all audit, audit-related and non-audit services provided by PricewaterhouseCoopers LLP. In reliance upon the foregoing, the Audit Committee has determined that PricewaterhouseCoopers LLP is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act of 1933 and the regulations thereunder adopted by the Securities and Exchange Commission and the PCAOB.

        Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 28, 2008, for filing with the Securities and Exchange Commission.

                      Submitted by the Audit Committee
                      Hugh M. Grant,                       Chairperson
                      Patrick C. Haden
                      J. Christopher Lewis

 STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials

        Our stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be included in our proxy materials relating to our 2010 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received no later than September 12, 2009. Such proposals should be delivered to Tetra Tech, Inc., Attn: Secretary, 3475 East Foothill Boulevard, Pasadena, California 91107.

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting

        Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary of Tetra Tech, Inc. not less than 60 nor more than 90 days prior to the anniversary of the date on which we mailed our proxy materials for our immediately preceding annual meeting of stockholders (as specified in our proxy materials for our immediately preceding annual meeting of stockholders). To be timely for the 2010 Annual Meeting, a stockholder's notice must be delivered to or mailed and received by the Secretary at our principal executive offices on or between October 12, 2009 and November 11, 2009. However, in the event that the annual meeting is called for a date that is not within 30 days of the anniversary of the date on which the immediately preceding annual meeting of stockholders was called, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth day following the date on which public announcement of the date of the annual meeting is first made. The public announcement of an adjournment of an annual meeting of stockholders will not commence a new time period for the giving of a stockholder's notice as provided above. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our bylaws.

        The proxy solicited by the Board for the 2010 Annual Meeting of Stockholders will confer discretionary authority to vote on (i) any proposal presented by a stockholder at that meeting for which we have not been provided with notice on or prior to November 11, 2009; and (ii) on any proposal made in accordance with the bylaw provisions, if the related proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) of the Securities Exchange Act of 1934.

STOCKHOLDERS SHARING THE SAME ADDRESS

        The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called "householding." Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected stockholder has provided contrary instructions. This procedure reduces our printing costs and postage fees.

        This year, a number of brokers with account holders who beneficially own our common stock will be householding our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions has been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge ICS, either by calling toll-free (800) 542-1061, or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

        We will deliver promptly upon written or oral request a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of proxy materials, you may write or call the Investor Relations Department at Tetra Tech, Inc., 3475 E. Foothill Boulevard, Pasadena, California 91107, Attention: Investor Relations, telephone (626) 351-4664.

        Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding.

FORM 10-K

        WE WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 28, 2008, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS, AND ANY PARTICULAR EXHIBIT SPECIFICALLY REQUESTED. REQUESTS SHOULD BE SENT TO: TETRA TECH, INC., 3475 EAST FOOTHILL BOULEVARD, PASADENA, CALIFORNIA 91107, ATTN: INVESTOR RELATIONS. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT WWW.TETRATECH.COM.

 OTHER MATTERS

        Our Board of Directors knows of no other matters to be presented for stockholder action at the 2009 annual meeting. However, if other matters properly come before the meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Janis B. Salin Vice President, General Counsel and Secretary

Pasadena, California
January 9, 2009

Annex A

RESTATED CERTIFICATE OF INCORPORATION

OF

TETRA TECH, INC.

        Tetra Tech, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

        1.     The name of the corporation is Tetra Tech, Inc. Tetra Tech, Inc. was originally incorporated under the name Li-San Acquisition Corp., and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on February 4, 1988.

        2.     Pursuant to Section 242 and 245 of the Delaware General Corporation Law ("DGCL"), this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

        3.     This Restated Certificate of Incorporation has been duly adopted by the Board of Directors of the corporation in accordance with Section 245 of the DGCL, and in accordance with the Board's direction was submitted to the stockholders of the corporation.

        4.     Thereafter, pursuant to the resolution of the Board of Directors of the corporation, the vote of the stockholders of the corporation was solicited wherein a majority of the outstanding shares of capital stock of the corporation entitled to vote thereon approved this Restated Certificate of Incorporation.

        5.     The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

ARTICLE I

        The name of the corporation is Tetra Tech, Inc.

ARTICLE II

        The registered office of the corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of the corporation's registered agent at such address is The Corporation Trust Company.

ARTICLE III

        The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

        The total number of shares of stock that the corporation shall have authority to issue is one hundred fifty-two million (152,000,000), consisting of one hundred fifty million (150,000,000) shares of common stock, par value $0.01, and two million (2,000,000) shares of preferred stock, per value $0.01. The designation and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are as follows:

          (a)   The board of directors is expressly authorized, at any time and from time to time, to provide for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be stated

  and expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors; and

          (b)   Each holder of common stock of the corporation shall be entitled to one vote for each share of common stock registered in such holder's name on the books of the corporation.

ARTICLE V

        Unless and except to the extent that the bylaws of the corporation shall so require, the election of the directors of the corporation need not be by written ballot. Meeting of the stockholders may be held within or without the State of Delaware, as the bylaws then provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

ARTICLE VI

        In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized and empowered:

          (a)   to make, alter and repeal the bylaws of the corporation, subject to the power of the stockholders of the corporation to alter to repeal any bylaw made by the board of directors;

          (b)   from time to time to set apart out of any funds or assets of the corporation available for dividends an amount or amounts to be reserved as working capital for any other lawful purpose and to abolish any reserve so created and to determine whether any, and, if any, what part, of the surplus of the corporation or its net profits applicable to dividends shall be declared in dividends and paid to its stockholders, and all rights of the holders of stock of the corporation in respect of dividends shall be subject to the power of the board of directors so to do;

          (c)   subject to the laws of the State of Delaware, from time to time to sell, lease or otherwise dispose of any part or parts of the properties of the corporation and to cease to conduct the business connection therewith or again to resume the same, as it may deem best; and

          (d)   in addition to the powers and authorities hereinbefore and by the laws of the State of Delaware conferred upon the board of directors, to execute all such powers and to do all acts and things as may be exercised or done by the corporation; subject, however, to the express provisions of said laws, of the certificate of incorporation of the corporation and its bylaws.

ARTICLE VII

        Any director or any officer of the corporation elected or appointed by the stockholders of the corporation or by its board of directors may be removed at any time in the manner prescribed by the bylaws of the corporation.

ARTICLE VIII

        A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an impropeonal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

ARTICLE IX

        (a)   Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) of this Article IX, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the corporation. The right to indemnification conferred in this Article IX shall be contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, the payment of such expenses incurred by a director or officer in his or her capacity as a director of officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article IX or otherwise. The corporation may, by action of its board of directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

        (b)   The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article IX shall not be exclusive of any right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

        (c)   The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

ARTICLE X

        The corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this certificate of incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this certificate of incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

        IN WITNESS WHEREOF, the undersigned have executed this Restated Certificate of Incorporation as of the 26th day of February, 2009.

TETRA TECH, INC.

		By:	Dan L. Batrack Chairman, Chief Executive Officer and President
Attest:

By:	Janis B. Salin Vice President, General Counsel and Secretary

Annex B

TETRA TECH, INC.
2005 EQUITY INCENTIVE PLAN
(As Amended Through December 12, 2008)

ARTICLE I
PURPOSE

        1.1    Purpose.    The purpose of the Tetra Tech, Inc. 2005 Equity Incentive Plan, as amended (the "Plan"), is to promote the interests of Tetra Tech, Inc. (the "Company") and its stockholders by enabling the Company to offer Participants an opportunity to acquire an equity interest in the Company so as to better attract, retain, and reward its Service Providers and, accordingly, to strengthen the mutuality of interests between Participants and the Company's stockholders by providing Participants with a proprietary interest in pursuing the Company's long-term growth and financial success. This Plan is a complete amendment and restatement, as set forth herein, of the Tetra Tech, Inc. 2002 Stock Option Plan (the "2002 Plan"). Capitalized terms used in this Plan but not defined herein will have the meanings set forth in the Appendix.

ARTICLE II
SHARE LIMITS

        2.1    Shares Subject to the Plan.

          (a)    Share Reserve.    Subject to adjustment under Section 2.3 of the Plan, the sum of Five Million Five Hundred Thousand (5,500,000) Shares plus the number of remaining Shares under the 2002 Plan (not subject to outstanding Awards and not delivered out of Shares reserved thereunder) as of March 6, 2006 (the date of the initial stockholder approval of the Plan) shall be reserved for issuance pursuant to Awards made under the Plan. At all times the Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Awards made under the Plan and all other outstanding but unvested Awards made under the Plan that are to be settled in Shares.

          (b)    Shares Counted Against Limitation.    Except for cancelled or forfeited Shares and Shares settled in cash, as more fully set forth in subsection (c) below, the Plan is intended to restrict the "recycling" of Shares back into the Plan. This means that Shares exchanged or withheld to pay the purchase or exercise price of an Award (including Shares withheld to satisfy the exercise price of a Stock Appreciation Right settled in stock) or to satisfy tax withholding obligations count against the numerical limits of the Plan.

          (c)    Lapsed Awards.    If an Award: (i) expires; (ii) is terminated, surrendered, or canceled without having been exercised in full; or (iii) is otherwise forfeited in whole or in part, then the unissued Shares that were subject to such Award and/or such surrendered, canceled, or forfeited Shares (as the case may be) shall become available for future grant or sale under the Plan (unless the Plan has terminated), subject however, in the case of Incentive Stock Options, to any limitations under the Code.

          (d)    Limitation on Full-Value Awards.    Not more than One Million (1,000,000) of the total number of Shares reserved for issuance under the Plan (as adjusted under Section 2.3) may be granted or sold as Awards of Restricted Stock, Restricted Stock Units, unrestricted grants of Shares and other Awards ("Full-Value Awards") whose intrinsic value is not solely dependent on appreciation in the price of Shares after the date of grant. Options and Stock Appreciation Rights shall not be subject to, and shall not count against, the limit described in the preceding sentence. If a Full-Value Award expires, is forfeited or otherwise lapses as described in Section 2.1(c), the Shares that were subject to the Award shall be restored to the total number of Shares available for grant, issuance or sale as Full-Value Awards.

          (e)    Substitute Awards.    The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors, consultants or advisors of another company (an "Acquired Company") in connection with a merger or consolidation of such Acquired Company with the Company or the acquisition by the Company of property or stock of the Acquired Company. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitations set forth in Sections 2.1(a) and 2.2.

        2.2    Individual Share Limit.    In any Tax Year, no Service Provider shall be granted Awards with respect to more than One Million (1,000,000) Shares. The limit described in this Section 2.2 shall be construed and applied consistently with Section 162(m) of the Code, except that the limit shall apply to all Service Providers.

          (a)    Awards not Settled in Shares.    If an Award is to be settled in cash or any medium other than Shares, the number of Shares on which the Award is based shall count toward the individual share limit set forth in this Section 2.2.

          (b)    Canceled Awards.    Any Awards granted to a Participant that are canceled shall continue to count toward the individual share limit applicable to that Participant set forth in this Section 2.2.

        2.3    Adjustments.

            (a)   In the event that there is any dividend or distribution payable in Shares, or any stock split, reverse stock split, combination or reclassification of Shares, or any other similar change in the number of outstanding Shares, then the maximum aggregate number of Shares available for Awards under Section 2.1 of the Plan, the maximum number of Shares issuable to a Service Provider under Section 2.2 of the Plan, and any other limitation under this Plan on the maximum number of Shares issuable to an individual or in the aggregate shall be proportionately adjusted (and rounded down to a whole number) by the Committee as it deems equitable in its discretion to prevent dilution or enlargement of the rights of the Participants. The Committee's determination with respect to any such adjustments shall be conclusive.

            (b)   In the event that there is any extraordinary dividend or other distribution in respect of the Shares, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split-up, exchange, spin-off or other extraordinary event, then the Committee shall make provision for a cash payment, for the substitution or exchange of any or all outstanding Awards or a combination of the foregoing, based upon the distribution or consideration payable to holders of the Shares in respect of such event or on such other terms as the Committee otherwise deems appropriate. The Committee shall value Awards as it deems reasonable in the event of a cash settlement and, in the case of Options, Stock Appreciation Rights or similar stock rights, may base such settlement solely upon the excess if any of the per Share amount payable upon or in respect of such event over the exercise price of the Award.

ARTICLE III
ADMINISTRATION OF THE PLAN

        3.1    Administration.    The Plan shall be administered and interpreted by the Committee. The Committee shall consist of two or more members of the Board who are "outside directors" as defined under Section 162(m) of the Code and "non-employee directors" as defined under Rule 16b-3 under the Exchange Act.

        3.2    Authority of Committee.    The Committee has the sole authority, subject to the provisions of the Plan, to (i) select the employees and other individuals to receive Awards under the Plan, (ii) determine the type, size and terms of the Awards to be made to each individual selected, (iii) determine the Fair Market Value, (iv) determine the time when the Awards will be granted and the duration of any applicable exercise and vesting period, including the criteria for exercisability and vesting and the acceleration of exercisability and vesting with respect to each individual selected, (v) make such adjustments or modifications to Awards to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs and (vi) deal with any other matter arising under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determination that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. All powers of the Committee shall be executed in its sole discretion and need not be uniform as to similarly situated individuals.

        3.3    Committee Manner of Action.    Unless otherwise provided in the bylaws of the Company or the charter of the Committee: (i) a majority of the members of a Committee shall constitute a quorum, and (ii) the vote of a majority of the members present who are qualified to act on a question assuming the presence of a quorum or the unanimous written consent of the members of the Committee shall constitute action by the Committee. The Committee may delegate the performance of ministerial functions in connection with the Plan to such person or persons as the Committee may select.

        3.4    Responsibility of Committee.    No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee of the Company. The Company shall indemnify members of the Committee and any employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties under the Plan, except in circumstances involving his or her bad faith, gross negligence or willful misconduct.

        3.5    Compliance with Applicable Law.    The Committee shall administer, construe, interpret, and exercise discretion under the Plan and each Award Agreement in a manner that is consistent and in compliance with a reasonable, good faith interpretation of all Applicable Laws, and that avoids (to the extent practicable) the classification of any Award as "deferred compensation" for purposes of Section 409A of the Code, as determined by the Committee, or if an Award is subject to Section 409A, in a manner that complies with Section 409A. Notwithstanding the foregoing, the failure to satisfy the requirements of Section 409A or Section 162(m) with respect to the grant of an Award under the Plan shall not affect the validity of the action of the Committee otherwise duly authorized and acting in the matter.

ARTICLE IV
PARTICIPATION

        4.1    Participants.    All Service Providers of the Company or any Subsidiary are eligible to participate in the Plan. Incentive Stock Options may be granted only to Employees. Consistent with the purposes of the Plan, the Committee shall have exclusive power to select the Service Providers who may participate in the Plan ("Participants"). Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion, and designation as a person to receive Awards in any year shall not require the Committee to designate such a person as eligible to receive Awards in any other year.

 ARTICLE V
VESTING AND PERFORMANCE OBJECTIVES

        5.1    General.    The vesting schedule or Period of Restriction for any Award shall be specified in the Award Agreement. The criteria for vesting and for removing restrictions on any Award may include (i) performance of substantial services for the Company for a specified period; (ii) achievement of one or more Performance Objectives; or (iii) a combination of clauses (i) and (ii), as determined by the Committee.

        5.2    Period of Absence from Providing Substantial Services.    To the extent that vesting or removal of restrictions is contingent on performance of substantial services for a specified period, a leave of absence (whether paid or unpaid) shall not count toward the required period of service unless the Award Agreement provides otherwise.

        5.3    Performance Objectives.

          (a)    Possible Performance Objectives.    Any Performance Objective shall relate to the Participant's performance for the Company or the Company's business activities or organizational goals, and shall be sufficiently specific that a third party having knowledge of the relevant facts could determine whether the Performance Objective is achieved. The Performance Objectives with respect to any Award may be one or more of the following objectives, as established by the Committee in its sole discretion:

    •
    Achieving a target level of revenue and/or revenue, net of subcontractor costs;

    •
    Achieving a target level of income from operations;

    •
    Achieving a target level of net income;

    •
    Achieving a target level of earnings per share;

    •
    Achieving a target return on the Company's capital, assets or stockholders' equity;

    •
    Maintaining or achieving a target level of appreciation in the price of the Shares;

    •
    Achieving or maintaining a Share price that meets or exceeds the performance of specified stock market indices or other benchmarks over a specified period;

    •
    Achieving a level of Share price, earnings or income performance that meets or exceeds performance in comparable areas of peer companies over a specified period;

    •
    Achieving specified reductions in costs;

    •
    Achieving specified improvements in collection of outstanding accounts receivable or specified reductions in write-offs;

    •
    Achieving a target days sales outstanding (DSO) level; and

    •
    Achieving a target level of cash flow from operations.

          (b)    Stockholder Approval of Performance Objectives.    The list of possible Performance Objectives set forth in Section 5.3(a), above, and the other material terms of Awards of Restricted Stock or Restricted Stock Units that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, shall be subject to reapproval by the Company's stockholders at the first stockholder meeting that occurs in 2011. No Award of Restricted Stock or Restricted Stock Units that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be made after that meeting unless stockholders have reapproved the list of Performance Objectives and other material terms of such Awards, or unless the vesting of the Award is made contingent on stockholder approval of the Performance Objectives and other material terms of such Awards.

          (c)    Documentation of Performance Objectives.    With respect to any Award, the Performance Objectives shall be set forth in writing no later than 90 days after commencement of the period to which the Performance Objective(s) relate(s) (or, in the case of performance periods of less than one year, in no event after 25% of such period has elapsed) and at a time when achievement of the Performance Objectives is substantially uncertain. Such writing shall also include the period for measuring achievement of the Performance Objectives, which shall be no less than three consecutive months or greater than five consecutive years, as established by the Committee. Once established by the Committee, the Performance Objective(s) may not be changed to accelerate the settlement of an Award or to accelerate the lapse or removal of restrictions on Restricted Stock that otherwise would be due upon the attainment of the Performance Objective(s).

          (d)    Committee Certification.    Prior to settlement of any Award that is contingent on achievement of one or more Performance Objectives, the Committee shall certify in writing that the applicable Performance Objective(s) and any other material terms of the Award were in fact satisfied. For purposes of this Section 5.3(d), approved minutes of the Committee shall be adequate written certification.

          (e)    Negative Discretion.    The Committee may reduce, but may not increase, the number of Shares deliverable or the amount payable under any Award after the applicable Performance Objectives are satisfied.

ARTICLE VI
STOCK OPTIONS

        6.1    Terms of Option.    Subject to the provisions of the Plan, the type of Option, term, exercise price, vesting schedule and other conditions and limitations applicable to each Option shall be as determined by the Committee and shall be stated in the Award Agreement.

        6.2    Type of Option.

          (a)   Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option.

          (b)   Neither the Company nor the Committee shall have liability to a Participant or any other party if an Option (or any part thereof) which is intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. In addition, the Committee may make an adjustment or substitution described in Section 2.3 that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant or any other party.

        6.3    Limitations.

          (a)    Maximum Term.    No Option shall have a term in excess of eight (8) years measured from the date the Option is granted. In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 6.3(e)), the term of such Incentive Stock Option shall not exceed five years measured from the date the Option is granted.

          (b)    Minimum Exercise Price.    Subject to Section 2.3(b), the exercise price per share of an Option shall not be less than 100% of the Fair Market Value per Share on the date the Option is granted. In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 6.3(e)), subject to Section 2.3(b), the exercise price per share of such Incentive Stock Option shall not be less than 110% of the Fair Market Value per Share on the date the Option is granted.

          (c)    Repricing Prohibited.    Except as provided in Section 2.3, the Committee shall not amend any outstanding Option to reduce its exercise price. Further, the Committee shall not, without the approval of the stockholders, cancel any Option and grant a new Option with a lower exercise price such that the effect would be the same as reducing the exercise price.

          (d)    $100,000 Limit for Incentive Stock Options.    Notwithstanding an Option's designation, to the extent that Incentive Stock Options are exercisable for the first time by the Participant during any calendar year with respect to Shares whose aggregate Fair Market Value exceeds $100,000 (regardless of whether such Incentive Stock Options were granted under this Plan, the 2002 Plan, or any other plan of the Company), such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 6.3(d), Fair Market Value shall be measured as of the date the Option was granted and Incentive Stock Options shall be taken into account in the order in which they were granted in accordance with the requirements of the Code.

          (e)    10% Stockholder.    For purposes of this Section 6.3, a "10% Stockholder" is an individual who, immediately before the date an Award is granted, owns (or is treated as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, determined under Section 424(d) of the Code.

        6.4    Form of Consideration.    The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. To the extent approved by the Committee, the consideration for exercise of an Option may be paid in any one, or any combination, of the forms of consideration set forth in subsections (a), (b), (c), (d) and (e) below.

          (a)    Cash Equivalent.    Consideration may be paid by cash, check or other cash equivalent approved by the Committee.

          (b)    Tender or Attestation of Shares.    Consideration may be paid by the tendering of other Shares to the Company or the attestation to the ownership of the Shares that otherwise would be tendered to the Company in exchange for the Company's reducing the number of Shares issuable upon the exercise of the Option. Shares tendered or attested to in exchange for Shares issued under the Plan may not be shares of Restricted Stock at the time they are tendered or attested to. The Committee shall determine acceptable methods for tendering or attesting to Shares to exercise an Option under the Plan and may impose such limitations and prohibitions on the use of Shares to exercise Options as it deems appropriate. For purposes of determining the amount of the Option price satisfied by tendering or attesting to Shares, such Shares shall be valued at their Fair Market Value on the date of tender or attestation, as applicable.

          (c)    Net-Exercise.    Consideration may be paid by having the Company retain from the Shares otherwise issuable upon the exercise of the Option a number of Shares having a Fair Market Value equal to the exercise price of the Option (a "net-exercise"). For purposes of determining the amount of the Option price satisfied by retaining Shares, such Shares shall be valued at their Fair Market Value on the date of exercise.

          (d)    Broker-Assisted Cashless Exercise.    Consideration may be paid in accordance with a cashless exercise program established with a securities brokerage firm, as approved by the Committee.

          (e)    Other Methods.    Consideration may be paid using such other methods of payment as the Committee, at its discretion, deems appropriate from time to time.

        6.5    Exercise of Option.

          (a)    Procedure for Exercise.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement. Each Option shall become exercisable in four equal annual installments commencing on the first anniversary of the date of grant, or in such other installments and at such other intervals as the Committee may in any specific case otherwise determine. An Option shall be deemed exercised when the Committee receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares (in a form permitted under Section 6.4) with respect to which the Option is exercised and (iii) provision for the full satisfaction of any tax withholding obligations as provided for in Section 10.8 of the Plan.

          (b)    Termination of Relationship as a Service Provider.    Following a Participant's Termination of Service, the Participant (or the Participant's Beneficiary, in the case of Termination of Service due to death) may exercise his or her Option within such period of time as is specified in the Award Agreement, subject to the following conditions:

              (i)  An Option may be exercised after the Participant's Termination of Service only to the extent that the Option was vested as of the Termination of Service;

             (ii)  An Option may not be exercised after the expiration of the term of such Option as set forth in the Award Agreement;

            (iii)  Unless a Participant's Termination of Service is the result of the Participant's Disability, the Participant may not exercise an Incentive Stock Option more than three months after such Termination of Service;

            (iv)  If a Participant's Termination of Service is the result of the Participant's Disability, the Participant may exercise an Incentive Stock Option up to 12 months after Termination of Service; and

             (v)  After the Participant's death, his Beneficiary may exercise an Incentive Stock Option only to the extent that that the deceased Participant was entitled to exercise such Incentive Stock Option as of the date of his death.

          In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three months after the Participant's Termination of Service for any reason other than Disability or death, and for 12 months after the Participant's Termination of Service on account of Disability or death.

          (c)    Rights as a Stockholder.    Shares subject to an Option shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the Option exercise date. Until such Option exercise date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option. In the event that the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of shares subject to, an Option are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Option. No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

        6.6    Repurchase Rights.    The Committee shall have the discretion to grant Options which are exercisable for unvested Shares. If the Participant ceases to be a Service Provider while holding such unvested Shares, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share equal to the lower of (i) the exercise price paid per Share, or (ii) the Fair Market Value per Share at the time of repurchase. The terms upon which such repurchase right shall be exercisable by the Committee (including the period and procedure for exercise and the appropriate vesting schedule for the purchased Shares) shall be established by the Committee and set forth in the document evidencing such repurchase right.

 ARTICLE VII
STOCK APPRECIATION RIGHTS

        7.1    Terms of Stock Appreciation Right.    The term, base amount, vesting schedule, and other conditions and limitations applicable to each Stock Appreciation Right, except the medium of settlement, shall be as determined by the Committee and shall be stated in the Award Agreement. No Stock Appreciation Right shall have a term in excess of eight (8) years measured from the date the Stock Appreciation Right is granted. Subject to Section 2.3(b), the base price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value per Share on the date the Award is granted. All Awards of Stock Appreciation Rights shall be settled in Shares issuable upon the exercise of the Stock Appreciation Right.

        7.2    Exercise of Stock Appreciation Right.

          (a)    Procedure for Exercise.    Any Stock Appreciation Right granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement. Each Stock Appreciation Right shall become exercisable in four equal annual installments commencing on the first anniversary of the date of grant, or in such other installments and at such other intervals as the Committee may in any specific case otherwise determine. A Stock Appreciation Right shall be deemed exercised when the Committee receives written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Appreciation Right.

          (b)    Termination of Relationship as a Service Provider.    Following a Participant's Termination of Service, the Participant (or the Participant's Beneficiary, in the case of Termination of Service due to death) may exercise his or her Stock Appreciation Right within such period of time as is specified in the Award Agreement to the extent that the Stock Appreciation right is vested as of the Termination of Service. In the absence of a specified time in the Award Agreement, the Stock Appreciation Right shall remain exercisable for three months following the Participant's Termination of Service for any reason other than Disability or death, and for 12 months after the Participant's Termination of Service on account of Disability or death.

          (c)    Rights as a Stockholder.    Shares subject to a Stock Appreciation Right shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the date the Stock Appreciation Right is exercised. Until such date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Stock Appreciation Right. If the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of shares subject to, a Stock Appreciation Right are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Stock Appreciation Right between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Stock Appreciation Right. No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

ARTICLE VIII
RESTRICTED STOCK

        8.1    Terms of Restricted Stock.    Subject to the provisions of the Plan, the Period of Restriction, the number of Shares granted, and other conditions and limitations applicable to each Award of Restricted Stock shall be as determined by the Committee and shall be stated in the Award Agreement; provided, however, that the Period of Restriction, (i) if time-based, shall be not less than three (3) years and (ii) if based on Performance Objectives, shall be not less than one (1) year. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

        8.2    Transferability.    Except as provided in this Article VIII, Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

        8.3    Other Restrictions.    The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

        8.4    Removal of Restrictions.    Except as otherwise provided in this Article VIII, and subject to Section 10.6, Shares of Restricted Stock covered by an Award of Restricted Stock made under the Plan shall be released from escrow, and shall become fully transferable, as soon as practicable after the Period of Restriction ends, and in any event no later than 2 1/2 months after the end of the Tax Year in which the Period of Restriction ends.

        8.5    Voting Rights.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

        8.6    Dividends and Other Distributions.    During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.

          (a)   If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions (and shall therefore be forfeitable to the same extent) as the Shares of Restricted Stock with respect to which they were paid.

          (b)   If any such dividends or distributions are paid in cash, the Award Agreement may specify that the cash payments shall be subject to the same restrictions as the related Restricted Stock, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Shares of Restricted Stock vest or are forfeited. Alternatively, the Award Agreement may specify that the dividend equivalents or other payments shall be unrestricted, in which case they shall be paid as soon as practicable after the dividend or distribution date. In no event shall any cash dividend or distribution be paid later than two and one-half (2 1/2) months after the Tax Year in which the dividend or distribution becomes nonforfeitable.

        8.7    Right of Repurchase of Restricted Stock.    If, with respect to any Award, (i) a Participant's Termination of Service occurs before the end of the Period of Restriction or (ii) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives, then the Company shall have the right to repurchase forfeitable Shares of Restricted Stock from the Participant at their original issuance price or other stated or formula price (or to require forfeiture of such Shares if issued at no cost).

ARTICLE IX
RESTRICTED STOCK UNITS

        9.1    Terms of Restricted Stock Units.    Subject to the provisions of the Plan, the Period of Restriction, number of underlying Shares, and other conditions and limitations applicable to each Award of Restricted Stock Units shall be as determined by the Committee and shall be stated in the Award Agreement; provided, however, that the Period of Restriction, (i) if time-based, shall be not less than three (3) years and (ii) if based on Performance Objectives, shall be not less than one (1) year.

        9.2    Settlement of Restricted Stock Units.    Subject to Section 10.5, the number of Shares specified in the Award Agreement, or cash equal to the Fair Market Value of the underlying Shares specified in the Award Agreement, shall be delivered to the Participant as soon as practicable after the end of the applicable Period of Restriction, and in any event no later than 2 1/2 months after the end of the Tax Year in which the Period of Restriction ends.

        9.3    Forfeiture.    If, with respect to any Award, (i) a Participant's Termination of Service occurs before the end of the Period of Restriction, or (ii) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives, then, except as otherwise determined by the Committee, the Restricted Stock Units granted pursuant to such Award shall be forfeited and the Company shall have no further obligation thereunder.

ARTICLE X
ADDITIONAL TERMS OF AWARDS

        10.1    Change in Control.

          (a)    Effect.    Upon the occurrence of a Change in Control (as defined below), each outstanding Award shall immediately become exercisable or payable in full (if applicable, and whether or not then exercisable), and any forfeiture and vesting restrictions thereon shall lapse. Notwithstanding the foregoing, prior to a Change in Control, to the extent consistent with the requirements of Section 409A of the Code, the Committee may determine that, upon the occurrence of a Change in Control, there shall be no acceleration of benefits under Awards or determine that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establish a different time in respect of such event for such acceleration. In that event, the Committee will make provision in connection with such transaction for the continuance of the Plan and the assumption of Options and Awards theretofore granted, or the substitution for such Options and Awards with new options and awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. In addition, the Committee may override the limitations on acceleration in this Section 10.1(a) by express provision in the Award Agreement and may accord any Participant the right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Sections 409A and 422 of the Code.

          (b)    Defined.    For purposes of this Plan, a "Change in Control" shall mean the first of the following to occur:

              (i)  the purchase or other acquisition by any Person (as defined below), directly or indirectly, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the Company's securities, not including the securities beneficially owned by such Person or any securities acquired directly from the Company or its Affiliates, representing 50 percent or more on a single date or during any 12 month period of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of the Board; provided, however, that if any Person has satisfied this requirement, the acquisition of additional Company securities by the same Person shall be construed as not triggering a Change of Control; and provided further, however, that an increase in the percentage of voting securities owned by any Person as a result of a transaction in which the Company acquires its voting securities in exchange for property shall not be treated as an acquisition of the Company's voting securities for purposes of this Section 10.1(b);

             (ii)  the consummation of a reorganization, merger, or consolidation of the Company, if the Company's stockholders, in combination with any trustee or other fiduciary acquiring voting securities under an employee benefit plan of the Company or an Affiliate as part of such transaction, do not, immediately thereafter, own more than 50 percent of the combined voting power of the reorganized, merged or consolidated Company's then outstanding securities that is entitled to vote generally in the election of the directors; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50 percent of the combined voting power of the Company's then outstanding securities shall not be a Change of Control under this Section 10.1(b);

            (iii)  during any period of two consecutive years, individuals who, as of the beginning of such period, constitute the Board (the "Incumbent Board") cease to constitute at least a majority of the Board (unless the reason for no longer constituting a majority of the Board is because one or more directors is not re-elected because of a failure to satisfy majority voting requirements in the Company's charter, bylaws or applicable policy); provided, that any person becoming a director of the Company subsequent to the beginning of such period whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company and whose appointment or election was not approved by at least a majority of the directors of the Company in office immediately before any such contest; or

            (iv)  the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity where the outstanding securities generally entitled to vote in the election of directors of the Company immediately prior to the transaction continue to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof) 50 percent or more of the combined voting power of the outstanding voting securities of such entity generally entitled to vote in such entity's election of directors immediately after such sale.

          Notwithstanding the foregoing, (x) in no event may there by more than one transaction or occurrence treated as a "Change of Control" for purposes of this Plan and (y) to the extent necessary to comply with the requirements of Section 409A of the Code, a Change in Control shall only be deemed to occur if the Change in Control is also a "change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation" within the meaning of Section 409A of the Code.

          (c)    Other Terms.    For purposes of Section 10.1(b), the following terms shall have the following meanings:

              (i)  "Affiliate" means any entity that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company as determined by the Board in its discretion.

             (ii)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             (v)  "Person" shall have the meaning as set forth in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that Person shall exclude (i) the Company or any of its Affiliates, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, and (iv) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

        10.2    Transferability of Awards.    Except as provided below, a Participant's rights under an Award may not be transferred or encumbered, except by will or by the laws of descent and distribution or, in the case of Awards other than Incentive Stock Options, pursuant to a qualified domestic relations order (as defined under Section 414(p) of the Code). The Committee may provide, in an Agreement for a Nonqualified Stock Option or Restricted Stock Award, for its transferability as a gift to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer and the transferred Nonqualified Stock Option or Restricted Stock Award shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option or Restricted Stock Award immediately before the transfer.

        10.3    Effect of Termination of Employment or Service.    The Committee shall establish in respect of each Award granted to a Participant the effect of a termination of employment or service on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, e.g. retirement, early retirement, termination for cause, disability or death. Notwithstanding any terms to the contrary in an Award Agreement or this Plan, the Committee may decide in its complete discretion to extend the exercise period of an Award (although not beyond the period described in Section 6.3(a)) and to accelerate the vesting or exercisability of any Award.

        10.4    No Fractional Shares.    No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash shall be paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        10.5    No Effect on Employment or Service.    Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company; nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws and any enforceable agreement between the Service Provider and the Company.

        10.6    Conditions On Delivery of Shares and Lapsing of Restrictions.    The Company shall not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Committee, (ii) subject to approval of the Company's counsel, all other legal matters (including any Applicable Laws) in connection with the issuance and delivery of such Shares have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Committee may consider appropriate to satisfy the requirements of Applicable Laws.

        10.7    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        10.8    Withholding.    All distributions or payments made with respect to an Award shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. The Company may require a Participant to remit to it or to the subsidiary that employs a Participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due to the Participant as the Company shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt, permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award by electing to have the Company withhold shares of Common Stock deliverable thereunder having a Fair Market Value that is not in excess of the minimum statutory amount of tax to be withheld.

        10.9    Other Provisions.    In addition to the provisions described in the Plan, any Award Agreement may include such other provisions (whether or not applicable to the Award of any other Participant) as the

Committee determines appropriate, including restrictions on resale or other disposition and provisions to comply with Applicable Laws.

        10.10    Section 16 of the Exchange Act.    It is the intent of the Company that Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Awards, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. The Company shall have no liability to any Participant or other person for Section 16 consequences of Awards or events in connection with Awards if an Award or related event does not so qualify.

        10.11    Not Benefit Plan Compensation.    Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of determining the Participant's benefits under any other employee benefit plans or arrangements provided by the Company, except where the Committee expressly provides otherwise in writing.

ARTICLE XI
TERM, AMENDMENT AND TERMINATION OF PLAN

        11.1    Term of Plan.    The Plan shall become effective on the Effective Date.

        11.2    Termination of the Plan.    The Plan shall terminate upon the earliest to occur of (i) the date that is 10 years after the Plan is approved by the Company's stockholders; (ii) the date on which all Shares available for issuance under the Plan have been issued as fully vested Shares; or (iii) the date determined by the Board pursuant to its authority under Section 11.3.

        11.3    Amendment of the Plan.    The Board or the Committee may at any time amend, alter, suspend or terminate the Plan, without the consent of the Participants or Beneficiaries. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

        11.4    Effect of Amendment or Termination.    Except as provided in Section 11.5 of the Plan, no amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant or Beneficiary under an outstanding Award, unless required to comply with an Applicable Law or mutually agreed otherwise between the Participant and the Committee; any such agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        11.5    Adjustments of Awards Upon the Occurrence of Unusual or Nonrecurring Events.    The Committee may, in its sole discretion (but subject to the limitations and conditions expressly stated in the Plan, such as the limitations on adjustment of Performance Objectives), adjust the terms and conditions of Awards during the pendency or in recognition of (i) unusual or nonrecurring events affecting the Company (such as a capital adjustment, reorganization or merger) or the financial statements of the Company, or (ii) any changes in Applicable Laws or accounting principles. By way of example, the power to adjust Awards shall include the power to suspend the exercise of any Option or Stock Appreciation Right.

ARTICLE XII
MISCELLANEOUS

        12.1    Governing Law.    This Plan, Awards granted hereunder and actions taken in connection with the Plan shall be governed by the laws of the State of Delaware regardless of the law that might otherwise apply under applicable principles of conflicts of laws.

        12.2    Authorization of Sub-Plans.    The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities and/or tax laws of various jurisdictions. The Committee shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations as the Committee deems necessary or desirable, and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Committee shall deem necessary or desirable. All sub-plans adopted by the Committee shall be deemed to be part of the Plan, but each sub-plan shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any sub-plans to Participants in any jurisdiction which is not the subject of such sub-plan.

        12.3    Expenses.    The costs of administering the Plan shall be paid by the Company.

        12.4    Severability.    If any provision of the Plan or any Award Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, such provision shall be construed or deemed to be amended to resolve the applicable infirmity, unless the Committee determines that it cannot be so construed or deemed amended without materially altering the Plan or the Award, in which case such provision shall be stricken as to such jurisdiction, person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

        12.5    Construction.    Unless the contrary is clearly indicated by the context, (i) the use of the masculine gender shall also include within its meaning the feminine and vice versa; (ii) the use of the singular shall also include within its meaning the plural and vice versa; and (iii) the word "include" shall mean to include, but not to be limited to.

        12.6    No Trust or Fund Created.    Neither the Plan nor any Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no more secure than the right of any unsecured general creditor of the Company.

        12.7    Headings.    Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        12.8    Complete Statement of Plan.    This document is a complete statement of the Plan.

 APPENDIX

        As used in the Plan, the following terms shall have the following meanings:

        "10% Stockholder" has the meaning set forth in Section 6.3(e).

        "2002 Plan" has the meaning set forth in Section 1.1.

        "Acquired Company" has the meaning set forth in Section 2.1(e).

        "Applicable Laws" means the requirements relating to, connected with, or otherwise implicated by the administration of long-term incentive plans under applicable state corporation laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

        "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or other equity-based awards.

        "Award Agreement" means a written agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement shall be subject to the terms and conditions of the Plan.

        "Beneficiary" means the personal representative of the Participant's estate or the person(s) to whom an Award is transferred pursuant to the Participant's will or in accordance with the laws of descent or distribution.

        "Board" means the board of directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any regulations or other guidance of general applicability promulgated under such section, and shall further be a reference to any successor or amended section of such section of the Code that is so referred to and any regulations thereunder.

        "Committee" means the Compensation Committee of the Board, which has been constituted by the Board to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 162(m) of the Code, and/or other Applicable Laws.

        "Company" means Tetra Tech, Inc., a Delaware corporation, or any successor thereto.

        "Consultant" means any natural person, including an advisor, engaged by the Company to render services to the Company.

        "Director" means a member of the Board.

        "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

        "Effective Date" means November 14, 2005; provided that the Plan and any Awards granted hereunder shall be null and void if the Plan is not approved by the Company's stockholders before any compensation under the Plan is paid.

        "Employee" means any person who is an employee, as defined in Section 3401(c) of the Code, of the Company or any other entity the employees of which are permitted to receive Incentive Stock Options under the Code. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Executive Officer" means an individual who is an "executive officer" of the Company (as defined by Rule 3b-7 under the Exchange Act) or a "covered employee" under Section 162(m) of the Code.

        "Fair Market Value" means, with respect to Shares as of any date the closing sale price per share of such Shares (or the closing bid, if no sales were reported) as reported in The Wall Street Journal (Northeast edition) or, if not reported therein, such other source as the Committee deems reliable.

        "Full-Value Awards" has the meaning set forth in Section 2.1(d).

        "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        "Option" means an option to purchase Shares that is granted pursuant to Article VI of the Plan. An Option may be an Incentive Stock Option or a Nonqualified Stock Option.

        "Participant" has the meaning set forth in Section 4.1.

        "Performance Objective" means a performance objective or goal that must be achieved before an Award, or a feature of an Award, becomes nonforfeitable, as described in Section 5.3 of the Plan.

        "Period of Restriction" means the period during which Restricted Stock, the remuneration underlying Restricted Stock Units or any other feature of an Award is subject to a substantial risk of forfeiture. A Period of Restriction shall be deemed to end when the applicable Award ceases to be subject to a substantial risk of forfeiture.

        "Plan" has the meaning set forth in Section 1.1.

        "Restricted Stock" means Shares that, during a Period of Restriction, are subject to restrictions as described in Article VIII of the Plan.

        "Restricted Stock Unit" means an Award that entitles the recipient to receive Shares or cash after a Period of Restriction, as described in Article IX of the Plan.

        "Service Provider" means an Employee, Director or Consultant.

        "Share" means a share of the Company's common stock.

        "Stock Appreciation Right" means an Award that entitles the recipient to receive, upon exercise, the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) a base amount specified by the Committee which shall not be less than the Fair Market Value of a Share on the date the Award is granted, as described in Article VII of the Plan.

        "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, as determined in accordance with the rules of Section 424(f) of the Code.

        "Tax Year" means the Company's taxable year.

        "Termination of Service" means the date an individual ceases to be a Service Provider. Unless the Committee or a Company policy provides otherwise, a leave of absence authorized by the Company or the Committee (including sick leave or military leave) from which return to service is not guaranteed by statute or contract shall be characterized as a Termination of Service if the individual does not return to service within three months; such Termination of Service shall be effective as of the first day that is more than three months after the beginning of the period of leave. If the ability to return to service upon the expiration of such leave is guaranteed by statute or contract, but the individual does not return, the leave shall be characterized as a Termination of Service as of a date established by the Committee or Company policy. Notwithstanding anything contained herein to the contrary, to the extent necessary to comply with Section 409A of the Code, all payments and benefits which are payable upon a termination of employment hereunder shall be paid or provided only upon those terminations of employment that constitute a "separation from service" from the Company within the meaning of Section 409A of the Code.

Annex C

TETRA TECH, INC.
EXECUTIVE COMPENSATION PLAN
(As Adopted November 10, 2008)

  1.    PURPOSE

        The purpose of the Executive Compensation Plan (the "Plan") of Tetra Tech, Inc. (the "Company") is to (i) align the interests of the Company's executive officers with those of its stockholders; (ii) attract, motivate, reward and retain top level executives upon whom, in large part, the success of the Company depends; (iii) be competitive with compensation programs for companies of similar size and complexity with whom the Company competes for executive talent; (iv) provide compensation based upon the performance of the Company; and (v) strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the successful achievement of specified performance goals. The Plan is designed with the intention that the incentives paid hereunder to the executive officers of the Company (within the meaning of Rule 3b-7 of the Securities Exchange Act of 1934, as amended) ("Executive Officers") are deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (the "Code").

  2.    DEFINITIONS

        The following definitions shall be applicable throughout the Plan:

        (a)   "Award" means the amount of a cash incentive payable under the Plan to a Participant with respect to a Plan Year.

        (b)   "Board" means the Board of Directors of the Company, as constituted from time to time.

        (c)   "Committee" means the Compensation Committee of the Board or another Committee designated by the Board, provided that the Committee shall at all times be comprised of not less than two directors of the Company, each of whom shall qualify as an "outside director" for purposes of Code Section 162(m) and Section 1.162-27(e)(3) of the Regulations.

        (d)   "Participant" means each Executive Officer of the Company who is designated by the Committee as a participant for any Plan Year.

        (e)   "Plan Year" means each fiscal year of the Company.

  3.    ADMINISTRATION

        The Plan shall be administered by the Committee, which shall have the discretionary authority to interpret the provisions of the Plan, including all decisions regarding eligibility to participate. The decisions of the Committee shall be final and binding on all parties making claims under the Plan. The Committee may delegate the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purposes; provided however that the Committee may not delegate its responsibilities hereunder where such delegation would jeopardize compliance with Code Section 162(m) and Section 1.162-27(e) of the Regulations.

  4.    ELIGIBILITY

        The Committee shall designate those Executive Officers of the Company that are eligible to participate in the Plan for any Plan Year. Designation of an Executive Officer as a Participant in any Plan Year shall not require the Committee to designate such person as a Participant in any other Plan Year. The Committee shall consider such factors as it deems pertinent in designating Participants for any Plan Year.

  5.    AWARDS

        (a)    Participants.    Not later than 90 days after the beginning of each Plan Year, the Committee will identify the Participants in the Plan for that Plan Year. If a Participant is initially employed by the Company after the beginning of a Plan Year, the Committee may grant an Award to that Participant with respect to a period of service following the Participant's date of hire, provided that no more than twenty-five percent (25%) of the Plan Year has elapsed when the Committee grants the Award to such Participant for such Plan Year and provided further that the performance objective for such Plan Year otherwise satisfies the requirements of this Plan. After the Committee designates an Executive Officer as a Participant for a Plan Year, the Committee shall provide the Participant with written notice of such participation and such other terms and conditions as may be determined by the Committee in addition to those set forth in this Plan.

        (b)    Performance Objective(s).    The Award payable to designated participants of the Plan for any Plan Year shall not exceed (i) 2.5% of the Company's Net Income for that Plan Year (as defined below) in the case of the Company's Chief Executive Officer ("CEO"); and (ii) 1.25% of the Company's Net Income for that Plan Year in the case of any other Executive Officer participating in the Plan for such Plan Year. The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with and subject to the terms of this Plan and Code Section 162(m), on the payment of Awards to Participants. To the extent permitted under Code Section 162(m), the Committee reserves the right to reduce the amount payable under this Section 5(b) in accordance with any standards contained in this Plan or on any other basis (including the Committee's discretion). Neither the Committee nor the Board shall have the authority under the Plan to increase the amount payable under this Section 5(b).

        (c)    Certification of Results.    Before authorizing any Award payment under this Plan to a Participant, the Committee must certify in writing (by resolution or otherwise) that the payments are consistent with Section 5(b) above, and that any other material terms under the Plan for payment of the Award were satisfied.

        (d)    Net Income.    For purposes of this Plan, "Net Income" means the Company's net income as set forth in its audited financial statements. The Committee shall have the right to specify any adjustments that may be taken into account in determining the Company's Net Income for any Plan Year including, but not limited to the following: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Plan Year following such divestiture; (iii) to exclude restructuring and/or other nonrecurring charges; (iv) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (v) to exclude the impact of any "extraordinary items" as determined under generally accepted accounting principles; and (vi) to exclude any other unusual, non-recurring gain or loss or other extraordinary item; provided however that any such adjustments to Net Income for a Plan Year must be specified by the Committee in writing not later than 90 days after the beginning of such Plan Year. To the extent such inclusions or exclusions affect an Award under this Plan, they shall be prescribed in a form that meets the requirements of Code Section 162(m) of the Code for deductibility.

  6.    PAYMENT OF AWARDS

        (a)    Continued Employment.    Unless otherwise determined by the Committee, a Participant must be employed on the date the Award for a Plan Year is to be paid. The Committee may make exceptions to this requirement in the case of retirement, death or disability or under other circumstances, as determined by the Committee in its sole discretion.

        (b)    Payment.    Any payment made under the Plan shall be in a lump sum in cash or other readily available funds, and shall occur within a reasonable period of time after the end of the Plan Year to which the Award relates. Notwithstanding the foregoing, in order to comply with the short-term deferral exception under Code Section 409A, if the Committee waives the requirement that a Participant must be employed on the date the Award is to be paid, payout shall occur no later than the 15th day of the third month following the later of (i) the end of the Company's taxable year in which such requirement is waived or (ii) the end of the calendar year in which such requirement is waived.

  7.    GENERAL

        (a)    Tax Withholding.    The Company shall have the right to deduct from all Awards any federal, state or local income and/or payroll taxes required by law to be withheld with respect to such payments. The Company also may withhold from any other amount payable by the Company or any affiliate to the Participant an amount equal to the taxes required to be withheld from any Award.

        (b)    Claim to Awards and Employment Rights.    Nothing in the Plan shall confer on any Participant the right to continued employment with the Company or any of its affiliates, or affect in any way the right of the Company or any affiliate to terminate the Participant's employment at any time, and for any reason, or change the Participant's responsibilities. Awards represent unfunded and unsecured obligations of the Company and a holder of any right hereunder in respect of any Award shall have no rights other than those of a general unsecured creditor to the Company.

        (c)    Beneficiaries.    To the extent the Committee permits beneficiary designations, any payment of Awards due under the Plan to a deceased Participant shall be paid to the beneficiary duly designated by the Participant in accordance with the Company's practices. If no such beneficiary has been designated or survives the Participant, payment shall be made to the Participant's legal representative. A beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Committee prior to the Participant's death.

        (d)    Non-transferability.    A person's rights and interests under the Plan, including any Award previously made to such person or any amounts payable under the Plan, may not be assigned, pledged or transferred except, in the event of a Participant's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution.

        (e)    Indemnification.    Each person who is or shall have been a member of the Committee and each employee of the Company or an affiliate who is delegated a duty under the Plan shall be indemnified and held harmless by the Company from and against any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him, provided such loss, cost, liability or expense is not attributable to such person's willful misconduct. Any person seeking indemnification under this provision shall give the Company prompt notice of any claim and shall give the Company an opportunity, at its own expense, to handle and defend the same before the person undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        (f)    Expenses.    The expenses of administering the Plan shall be borne by the Company.

        (g)    Pronouns.    Masculine pronouns and other words of masculine gender shall refer to both men and women.

        (h)    Titles and Headings.    The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        (i)    Intent.    The intention of the Company and the Committee is to administer the Plan in compliance with Code Section 162(m) so that the Awards paid under the Plan to Participants who are or may become subject to Code Section 162(m) will be treated as performance-based compensation under Code Section 162(m)(4)(C). If any provision of the Plan does not comply with the requirements of Code Section 162(m), then such provision shall be construed or deemed amended to the extent necessary to conform to such requirements. With respect to all other Participants, the Plan may be operated without regard to the constraints of Code Section 162(m).

        (j)    Governing Law.    The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award shall be determined in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of laws thereof) and applicable federal law. No Award made under the Plan shall be intended to be deferred compensation under Code Section 409A and will be interpreted accordingly.

        (k)    Amendments and Termination.    The Committee may terminate the Plan at any time, provided such termination shall not affect the payment of any Awards accrued under the Plan prior to the date of the termination. The Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that any amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required to comply with the requirements of Code Section 162(m), or any other applicable laws, regulations or rules.

        (l)    Effective Date.    The Plan shall be effective with respect to the operations of the Company for the Plan Year beginning September 29, 2008, contingent upon approval by the Company's stockholders at its 2009 annual meeting. In the event the stockholders do not approve the Plan at its 2009 meeting, the Plan shall not be effective and no payments will be made under the Plan.

TETRA TECH, INC.

3475 EAST FOOTHILL BLVD.

PASADENA, CA 91107

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

TETEH1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

TETRA TECH, INC.		For	Withhold	For All
		All	All	Except
Vote On Directors

(1)	To elect seven members of our Board of Directors	☐	☐	☐

Nominees:
01) Dan L. Batrack
02) Hugh M. Grant
03) Patrick C. Haden
04) J. Christopher Lewis
05) Albert E. Smith
06) J. Kenneth Thompson
07) Richard H. Truly

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote On Other Proposals		For	Against	Abstain

(2)	To approve our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 85,000,000 to 150,000,000;	☐	☐	☐

(3)	To approve the amendment of our 2005 Equity Incentive Plan;	☐	☐	☐

(4)	To approve our Executive Compensation Plan;	☐	☐	☐

(5)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2009.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report (10-K Wrap) are available at www.proxyvote.com.

TETEH2

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

FEBRUARY 26, 2009

The stockholder(s) hereby appoint(s) Dan L. Batrack and Janis B. Salin, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Tetra Tech, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time on February 26, 2009, at The Westin Pasadena, 191 N. Los Robles Avenue, Pasadena, California 91101, and any adjournment or  postponement  thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

TETRA TECH, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

TETRA TECH, INC.

3475 EAST FOOTHILL BLVD.

PASADENA, CA 91107

Stockholder Meeting to be held on 02/26/09

Proxy Materials Available

•                  Notice and Proxy Statement

•                  Annual Report (10-K Wrap)

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See the Reverse Side for Meeting Information and Instructions on How to Vote

R1TTI1

Meeting Information

Meeting Type:	Annual
Meeting Date:	02/26/09
Meeting Time:	10:00 a.m., Pacific Time
For holders as of:	12/29/08

Meeting Location:

The Westin Pasadena

191 N. Los Robles Ave.

Pasadena, CA 91101

Meeting Directions:

For Meeting Directions, Please Call: (626) 792-2727

How To Vote

Vote In Person

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Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

R1TTI2

Voting items

The Board of Directors recommends a vote FOR the Board of Directors and FOR each Proposal.

(1)	To elect seven members of our Board of Directors

Nominees:
	01)	Dan L. Batrack
	02)	Hugh M. Grant
	03)	Patrick C. Haden
	04)	J. Christopher Lewis
	05)	Albert E. Smith
	06)	J. Kenneth Thompson
	07)	Richard H. Truly

(2)	To approve our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 85,000,000 to 150,000,000;

(3)	To approve the amendment of our 2005 Equity Incentive Plan;

(4)	To approve our Executive Compensation Plan;

(5)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2009.

R1TTI3

QuickLinks

INTERNET AVILABILITY OF PROXY MATERIALS
TABLE OF CONTENTS
PURPOSE OF MEETING
VOTING RIGHTS AND SOLICITATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
Director Compensation
PROPOSAL NO. 2 APPROVAL OF RESTATED CERTIFICATE OF INCORPORATION
PROPOSAL NO. 3 APPROVAL OF AMENDMENT OF THE 2005 EQUITY INCENTIVE PLAN
PROPOSAL NO. 4 APPROVAL OF EXECUTIVE COMPENSATION PLAN
PROPOSAL NO. 5 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND RELATED INFORMATION
Summary Compensation Table—Fiscal 2008
Grants of Plan-Based Awards—Fiscal 2008
Outstanding Equity Awards at 2008 Fiscal Year-End
Options Exercises and Stock Vested—Fiscal 2008
Nonqualified Deferred Compensation—Fiscal 2008
REPORT OF THE AUDIT COMMITTEE
STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING OF STOCKHOLDERS
STOCKHOLDERS SHARING THE SAME ADDRESS
FORM 10-K
OTHER MATTERS
  Annex A
RESTATED CERTIFICATE OF INCORPORATION OF TETRA TECH, INC.
ARTICLE I
ARTICLE II
ARTICLE III
ARTICLE IV
ARTICLE V
ARTICLE VI
ARTICLE VII
ARTICLE VIII
ARTICLE IX
ARTICLE X
  Annex B
TETRA TECH, INC. 2005 EQUITY INCENTIVE PLAN (As Amended Through December 12, 2008)
ARTICLE I PURPOSE
ARTICLE II SHARE LIMITS
ARTICLE III ADMINISTRATION OF THE PLAN
ARTICLE IV PARTICIPATION
ARTICLE V VESTING AND PERFORMANCE OBJECTIVES
ARTICLE VI STOCK OPTIONS
ARTICLE VII STOCK APPRECIATION RIGHTS
ARTICLE VIII RESTRICTED STOCK
ARTICLE IX RESTRICTED STOCK UNITS
ARTICLE X ADDITIONAL TERMS OF AWARDS
ARTICLE XI TERM, AMENDMENT AND TERMINATION OF PLAN
ARTICLE XII MISCELLANEOUS
APPENDIX
  Annex C
TETRA TECH, INC. EXECUTIVE COMPENSATION PLAN (As Adopted November 10, 2008)